Exhibit 99.1
                                                                    ------------

                      AGREEMENT AND PLAN OF REORGANIZATION

                                     BETWEEN
                            REPUBLIC BANCSHARES, INC.
                                       and
                                BB&T CORPORATION

                                TABLE OF CONTENTS
                                -----------------

ARTICLE I DEFINITIONS..........................................................1
   1.1      Definitions........................................................1
   1.2      Terms Defined Elsewhere............................................6

ARTICLE II THE MERGER..........................................................7
   2.1      Merger.............................................................7
   2.2      Filing; Plan of Merger.............................................8
   2.3      Effective Time.....................................................8
   2.4      Closing............................................................8
   2.5      Effect of Merger...................................................8
   2.6      Further Assurances.................................................9
   2.7      Merger Consideration...............................................9
   2.8      Conversion of Shares; Payment of Merger Consideration.............10
   2.9      Conversion of Stock Options and Stock Appreciation Rights.........12
   2.10     Merger of Subsidiaries............................................14
   2.11     Anti-Dilution.....................................................14

ARTICLE III REPRESENTATIONS AND WARRANTIES OF REPUBLIC........................14
   3.1      Capital Structure.................................................15
   3.2      Organization, Standing and Authority..............................15
   3.3      Ownership of Subsidiaries.........................................15
   3.4      Organization, Standing and Authority of the Subsidiaries..........16
   3.5      Authorized and Effective Agreement................................16
   3.6      Securities Filings; Financial Statements; Statements True;
            NASDAQ Compliance.................................................17
   3.7      Minute Books......................................................18
   3.8      Adverse Change....................................................18
   3.9      Absence of Undisclosed Liabilities................................18
   3.10     Properties........................................................18
   3.11     Environmental Matters.............................................19
   3.12     Loans; Allowance for Loan Losses..................................20
   3.13     Tax Matters.......................................................20
   3.14     Employees; Compensation; Benefit Plans............................21
   3.15     Certain Contracts.................................................25
   3.16     Legal Proceedings; Regulatory Approvals...........................26
   3.17     Compliance with Laws; Filings.....................................26
   3.18     Brokers and Finders...............................................27
   3.19     Repurchase Agreements; Derivatives................................27
   3.20     Deposit Accounts..................................................27
   3.21     Related Party Transactions........................................28
   3.22     Certain Information...............................................28

   3.23     Tax and Regulatory Matters........................................28
   3.24     State Takeover Laws...............................................28
   3.25     Labor Relations...................................................28
   3.26     Fairness Opinion..................................................29
   3.27     No Right to Dissent...............................................29
   3.28     Shares and Rights.................................................29

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BB&T.............................29
   4.1      Capital Structure of BB&T.........................................29
   4.2      Organization, Standing and Authority of BB&T......................30
   4.3      Authorized and Effective Agreement................................30
   4.4      Organization, Standing and Authority of BB&T Subsidiaries.........31
   4.5      Securities Documents; Financial Statements........................31
   4.6      Certain Information...............................................31
   4.7      Tax and Regulatory Matters........................................31
   4.8      Share Ownership...................................................32
   4.9      Legal Proceedings; Regulatory Approvals...........................32
   4.10     Adverse Change....................................................32
   4.11     Compliance with Laws; Filings.....................................32
   4.12     Financial Capability..............................................33

ARTICLE V COVENANTS...........................................................33
   5.1      Shareholder Meetings..............................................33
   5.2      Registration Statement; Proxy Statement/Prospectus................34
   5.3      Plan of Merger; Reservation of Shares.............................34
   5.4      Additional Acts...................................................34
   5.5      Best Efforts......................................................35
   5.6      Certain Accounting Matters........................................36
   5.7      Access to Information.............................................36
   5.8      Press Releases....................................................37
   5.9      Forbearances of Republic..........................................37
   5.10     Employment Agreements.............................................39
   5.11     Affiliates........................................................40
   5.12     Section 401(k) Plan; Other Employee Benefits......................40
   5.13     Directors' and Officers' Protection...............................43
   5.14     Forbearances of BB&T..............................................44
   5.15     Reports...........................................................44
   5.16     Exchange Listing..................................................44
   5.17     Advisory Board....................................................44
   5.18     Board of Directors of Branch Banking and Trust Company............45
   5.19     Tax Treatment.....................................................45

ARTICLE VI CONDITIONS PRECEDENT...............................................46
   6.1      Conditions Precedent - BB&T and Republic..........................46
   6.2      Conditions Precedent - Republic...................................47
   6.3      Conditions Precedent - BB&T.......................................47

ARTICLE VII TERMINATION, DEFAULT, WAIVER AND AMENDMENT........................48
   7.1      Termination.......................................................48
   7.2      Effect of Termination.............................................50
   7.3      Survival of Representations, Warranties and Covenants.............50
   7.4      Waiver............................................................50
   7.5      Amendment or Supplement...........................................51
   7.6      Termination Fee...................................................51
   8.1      Expenses..........................................................52
   8.2      Entire Agreement..................................................52
   8.3      No Assignment.....................................................53
   8.4      Notices...........................................................53
   8.5      Captions..........................................................54
   8.6      Counterparts......................................................54
   8.7      Governing Law.....................................................54


ANNEXES
-------
         Annex A                         Articles of Merger
         Annex B                         Form of President of Florida Operations
                                          and Regional President  Employment
                                          Agreement
         Annex C                         Form of Regional President
                                          Employment Agreement
         Annex D                         Form of Employment Agreement

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement"), dated as of December 1, 2003 is among REPUBLIC BANCSHARES, INC. ("Republic"), a corporation chartered under the laws of the State of Florida having its principal office at St. Petersburg, Florida, and BB&T CORPORATION ("BB&T"), a North Carolina corporation having its principal office at Winston-Salem, North Carolina;

                                R E C I T A L S:
                                - - - - - - - -

     The parties desire to effect a strategic business combination by merging Republic into BB&T (said transaction being hereinafter referred to as the "Merger") pursuant to a plan of merger (the "Plan of Merger") substantially in the form attached as Annex A hereto, and the parties desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the transactions contemplated hereby. For United States federal income tax purposes, the parties intend that the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Code (as defined below).

     The Boards of Directors of BB&T and Republic have each determined that the Merger will further their respective business strategies and goals and is in the best interest of their respective shareholders, and each has consequently approved the Merger, this Agreement and the Plan of Merger.

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS
1.1      Definitions
         -----------

     When used herein, the capitalized terms set forth below shall have the following meanings:

     "Affiliate" means, with respect to any person, any other person, who directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with such person and, without limiting the generality of the foregoing, includes any executive officer or director of such person and any Affiliate of such executive officer or director.

     "Articles of Merger" shall mean the Articles of Merger required to be filed with the office of the Secretary of State of North Carolina, as provided in
Section 55-11-05 of the NCBCA, and with the office of the Florida Department of State, as provided in Section 607.1105 of the FBCA.

     "Bank Holding Company Act" shall mean the Federal Bank Holding Company Act of 1956, as amended, and rules and regulations promulgated thereunder.

     "Bank Secrecy Act" shall mean the Federal Bank Secrecy Act of 1970, as amended, and rules and regulations promulgated thereunder.

     "BB&T Common Stock" shall mean the shares of voting common stock, par value $5.00 per share, of BB&T, with rights attached issued pursuant to Rights Agreement dated December 17, 1996 between BB&T and Branch Banking and Trust Company, as Rights Agent, relating to BB&T's Series B Junior Participating Preferred Stock, $5.00 par value per share.

     "BB&T Subsidiaries" shall mean Branch Banking and Trust Company, Branch Banking and Trust Company of South Carolina and Branch Banking and Trust Company of Virginia.

     "Benefit Plan Determination Date" shall mean, with respect to each employee pension or welfare benefit plan or program maintained by Republic at the Effective Time, the date determined by BB&T with respect to such plan or program which shall be not later than January 1 following the close of the calendar year in which the last of the Republic Subsidiaries which is a bank or other savings institution is merged into BB&T or one of the BB&T Subsidiaries.

     "Business Day" shall mean all days other than Saturdays, Sundays and Federal Reserve holidays.

     "CERCLA" shall mean the Comprehensive Environmental Response Compensation and Liability Act, as amended, 42 U.S.C. 9601 et seq.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Commission" shall mean the Securities and Exchange Commission.

     "CRA" shall mean the Community Reinvestment Act of 1977, as amended, and rules and regulations promulgated thereunder.

     "Disclosed" shall mean disclosed in the Republic Disclosure Memorandum, referencing the Section number herein pursuant to which such disclosure is being made.

     "Environmental Claim" means any notice from any governmental authority or third party alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup or remediation costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based upon, or resulting from a violation of the Environmental Laws or the presence or release into the environment of any Hazardous Substances.

     "Environmental Laws" means all applicable federal, state and local laws and regulations, as amended, relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface, or subsurface strata) and which are administered, interpreted, or enforced by the United States Environmental Protection Agency and state and local agencies with jurisdiction over and including common law in respect of, pollution or protection of the environment, including without limitation CERCLA, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. 6901 et seq., and other laws and regulations relating to emissions, discharges, releases, or threatened releases of any Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Substances.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and rules and regulations promulgated thereunder.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "FBCA" shall mean the Florida Business Corporation Act, as amended.

     "FDIC" shall mean the Federal Deposit Insurance Corporation.

     "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

     "Financial Advisor" shall mean Keefe, Bruyette & Woods, Inc.

     "Financial Statements" shall mean (a) with respect to BB&T, (i) the consolidated balance sheet (including related notes and schedules, if any) of BB&T as of December 31, 2002, 2001, and 2000, and the related consolidated statements of income, shareholders' equity and cash flows (including related notes and schedules, if any) for each of the three years ended December 31, 2002, 2001, and 2000, as filed by BB&T in Securities Documents and (ii) the consolidated balance sheets of BB&T (including related notes and schedules, if any) and the related consolidated statements of income, shareholders' equity and cash flows (including related notes and schedules, if any) included in Securities Documents filed by BB&T with respect to periods ended subsequent to December 31, 2002, and (b) with respect to Republic, (i) the consolidated statements of financial condition (including related notes and schedules, if any) of Republic as of December 31, 2002, 2001 and 2000, and the related consolidated statements of income and retained earnings, and cash flows (including related notes and schedules, if any) for each of the three years ended December 31, 2002, 2001 and 2000 as filed by Republic in Securities Documents and (ii) the consolidated statements of financial condition of Republic (including related notes and schedules, if any) and the related consolidated statements of income and retained earnings, and cash flows (including related notes and schedules, if any) included in Securities Documents filed by Republic with respect to periods ended subsequent to December 31, 2002.

     "GAAP" shall mean generally accepted accounting principles applicable to financial institutions and their holding companies, as in effect at the relevant date.

     "Hazardous Substances" means any substance or material (i) identified in CERCLA; (ii) determined to be toxic, a pollutant or a contaminant under any applicable federal, state or local statutes, law, ordinance, rule or regulation, including but not limited to petroleum products; (iii) asbestos; (iv) radon; (v) poly-chlorinated biphiphenyls and (vi) such other materials, substances or waste which are otherwise dangerous, hazardous, harmful to human health or the environment.

     "IRS" shall mean the Internal Revenue Service.

     "Material Adverse Effect" on BB&T or Republic shall mean an event, circumstance, change, effect, occurrence or state of facts which, individually or together with any other event, change, effect, occurrence or state of facts,
(i) has a material adverse effect on the financial condition, results of operations, business or stockholder's equity of BB&T and the BB&T Subsidiaries taken as a whole, or Republic and the Republic Subsidiaries taken as a whole, or
(ii) materially impairs the ability of BB&T or Republic to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement; provided that "Material Adverse Effect" shall not be deemed to include the impact of (a) any event, change, effect, occurrence or state of facts to the extent relating to or arising from the United States or local economy or financial or securities markets in general, (b) any event, change, effect, occurrence or state of facts to the extent relating to or arising from announcement of this Agreement or the actions and omissions of BB&T or Republic taken with the prior written consent of the other in contemplation of the transactions contemplated hereby and the effects of compliance with this Agreement on the parties, including expenses incurred by the parties in consummating the transactions contemplated by this Agreement or relating to any litigation arising as a result of the Merger.

     "NASDAQ"  shall  mean  the  National   Association  of  Securities  Dealers
Automated Quotations.

     "NCBCA" shall mean the North Carolina Business Corporation Act, as amended.

     "NYSE" shall mean the New York Stock Exchange, Inc.

     "Person"  shall  mean any  individual,  corporation,  partnership,  limited
liability   company,   joint   venture,   trust,   association,   unincorporated
organization, agency, other entity or group of entities, or governmental body.

     "Proxy Statement/Prospectus" shall mean the proxy statement and prospectus, together with any supplements thereto, to be sent to shareholders of Republic to solicit their votes in connection with a proposal to approve this Agreement and the Plan of Merger.

     "Registration Statement" shall mean the registration statement of BB&T as declared effective by the Commission under the Securities Act, including any post-effective amendments or supplements thereto as filed with the Commission under the Securities Act, with respect to the BB&T Common Stock to be issued in connection with the transactions contemplated by this Agreement.

     "Republic Common Stock" shall mean the shares of voting common stock, par value $2.00 per share, of Republic.

     "Republic Disclosure Memorandum" shall mean the written information in one or more documents, each of which is entitled "Republic Disclosure Memorandum" and dated on or before the date of this Agreement and delivered not later than the date of execution of this Agreement by Republic to BB&T. Information disclosed with respect to one Section shall not be deemed to be disclosed for purposes of any other Section not specifically referenced.

     "Republic Subsidiaries" shall mean the subsidiaries of Republic set forth in the Republic Disclosure Memorandum, and any and all other Subsidiaries of Republic as of the date hereof.

     "Rights" shall mean warrants, options, rights, convertible securities and other arrangements or commitments which obligate an entity to issue or dispose of any of its capital stock or other ownership interests (other than rights pursuant to the Rights Agreements described under the definition of "BB&T Common Stock"), and stock appreciation rights, performance units and similar stock-based rights whether or not they obligate the issuer thereof to issue stock or other securities or to pay cash.

     "SAR" shall mean any right to receive a cash payment in respect of the value of shares of Republic Common Stock granted under the Stock Option Plans and outstanding and unexercised.

     "Sarbanes-Oxley Act" shall mean the Sarbanes-Oxley Act of 2002, as it may be amended, and the rules and regulations promulgated thereunder.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Securities Documents" shall mean all reports, proxy statements, registration statements and all similar documents filed, or required to be filed, pursuant to the Securities Laws, including but not limited to periodic and other reports filed pursuant to Section 13 of the Exchange Act.

     "Securities Laws" shall mean the Securities Act; the Exchange Act; the Sarbanes-Oxley Act; the Investment Company Act of 1940, as amended; the Investment Advisers Act of 1940, as amended; the Trust Indenture Act of 1939 as amended; and in each case the rules and regulations of the Commission promulgated thereunder.

     "Stock Option" shall mean any option to acquire shares of Republic Common Stock granted under the Stock Option Plans and outstanding and unexercised.

     "Stock Option Plans" shall mean Republic's 1995 Stock Option Plan, as amended, and the 1997 Stock Appreciation Rights Plan.

     "Subsidiaries" shall mean all those corporations, associations, or other business entities of which the entity in question either owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent (in determining whether one entity owns or controls 50% or more of the outstanding equity securities of another, equity securities owned or controlled in a fiduciary capacity shall be deemed owned and controlled only by the beneficial owner).

     "Superior Offer" shall mean a proposal or offer to acquire or purchase all or a substantial portion of the assets of or a substantial equity interest in, or to effect any recapitalization, liquidation or dissolution involving or a business combination or other similar transaction with, Republic or any Republic Subsidiary (including, without limitation, a tender offer or exchange offer to purchase Republic Common Stock) other than as contemplated by this Agreement:
(i) that did not arise  from or involve a breach or  violation  by  Republic  of
Section 5.9(k) or any other provision of this Agreement; (ii) that the Republic Board of Directors determines in its good faith judgment, based, among other things, on advice of the Financial Advisor, to be more favorable to the Republic shareholders than the Merger; and (iii) the financing for the implementation of which, to the extent required, is then committed or in the good faith reasonable judgment of the Republic Board of Directors, based, among other things, on advice of the Financial Advisor, is capable of being obtained by the party making the proposal or offer.

     "TILA" shall mean the Truth in Lending Act, as amended, and rules and regulations promulgated thereunder.

     "USA PATRIOT Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, and rules and regulations promulgated thereunder.

1.2     Terms Defined Elsewhere
        -----------------------

    The capitalized terms set forth below are defined in the following sections:

        Agreement                                   Introduction
        BB&T                                        Introduction
        BB&T Option Plan                            Section 2.9(a)
        Branch Bank                                 Section 5.10
        Closing                                     Section 2.4
        Closing Date                                Section 2.4
        Closing Value                               Section 2.7(c)
        Constituent Corporations                    Section 2.1
        Continuing Insider                          Section 2.9(a)
        Effective Time                              Section 2.3
        Employer Entity                             Section 5.12(a)
        Exchange Ratio                              Section 2.7(a)
        Merger                                      Recitals
        Merger Consideration                        Section 2.7(a)
        PBGC                                        Section 3.14(b)(iv)
        Plan                                        Section 3.14(b)(i)
        Plan of Merger                              Recitals
        Republic                                    Introduction
        Republic Acquisition Proposal               Section 7.1(g)
        Republic Preferred Stock                    Section 3.1(a)
        Requisite Regulatory Approval               Section 6.1(c)
        Surviving Corporation                       Section 2.1(a)
        Termination Fee                             Section 7.6
        Transferred Employee                        Section 5.12(a)


                                   ARTICLE II
                                   THE MERGER

2.1      Merger
         ------

     BB&T  and  Republic  are   constituent   corporations   (the   "Constituent
Corporations") to the Merger as contemplated by the NCBCA and the FBCA. At the Effective Time:

     (a) Republic shall be merged into BB&T in accordance with the applicable provisions of the NCBCA and the FBCA, with BB&T being the surviving corporate entity (hereinafter sometimes referred to as the "Surviving Corporation").

     (b) The separate existence of Republic shall cease and the Merger shall in all respects have the effects provided in Section 2.5.

     (c) The Articles of Incorporation of BB&T at the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

     (d) The Bylaws of BB&T at the Effective Time shall be the Bylaws of the Surviving Corporation.

2.2      Filing; Plan of Merger
         ----------------------

     The Merger shall not become effective unless this Agreement and the Plan of Merger are duly approved by shareholders holding at least a majority of the shares of Republic Common Stock. Upon fulfillment or waiver of the conditions specified in Article VI and provided that this Agreement has not been terminated pursuant to Article VII, the Constituent Corporations will cause the Articles of Merger to be executed and filed with the Secretary of State of North Carolina and the Florida Department of State, as provided in Section 55-11-05 of the NCBCA and Section 607.1105 of the FBCA, respectively. The Plan of Merger is incorporated herein by reference, and adoption of this Agreement by the Boards of Directors of the Constituent Corporations and approval by the shareholders of Republic shall constitute adoption and approval of the Plan of Merger.

2.3      Effective Time
         --------------

     The Merger shall be effective at the day and hour specified in the Articles of Merger as filed as provided in Section 2.2 (herein sometimes referred to as the "Effective Time").

2.4      Closing
         -------

     The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Womble Carlyle Sandridge & Rice, PLLC, Winston-Salem, North Carolina, at 10:00 a.m. on a date selected by BB&T, which date shall be no later than: (i) the fifth Business Day of the calendar month immediately following the calendar month in which the shareholders approve this Agreement and the Plan of Merger; (ii) if the conditions to Closing set forth in Article VI (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing) are not satisfied on the date set forth in 2.4(i), the date of Closing shall be no less than five (5) Business Days after the conditions to Closing set forth in Article VI are satisfied (other than the delivery of certificates, opinions and other instruments and documents to be delivered at the Closing); or (iii) such later date as the parties may otherwise agree (the "Closing Date").

2.5      Effect of Merger
         ----------------

     From and after the Effective Time, the separate existence of Republic shall cease, and the Surviving Corporation shall thereupon and thereafter, to the extent consistent with its Articles of Incorporation, possess all of the rights, privileges, immunities and franchises, of a public as well as a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and each and every other interest of or belonging to or due to each of the Constituent Corporations shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the title to any real estate or any interest therein vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. The Surviving Corporation shall thenceforth be responsible for all the liabilities, obligations and penalties of each of the Constituent Corporations; and any claim, existing action or proceeding, civil or criminal, pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place; and any judgment rendered against either of the Constituent Corporations may be enforced against the Surviving Corporation. Neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by reason of the Merger.

2.6      Further Assurances
         ------------------

     If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any further deeds, assignments or assurances in law or any other actions are necessary, desirable or proper to vest, perfect or confirm of record or otherwise, in the Surviving Corporation, the title to any property or rights of the Constituent Corporations acquired or to be acquired by reason of, or as a result of, the Merger, the Constituent Corporations agree that such Constituent Corporations and their proper officers and directors shall and will execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors of the Surviving Corporation are fully authorized and directed in the name of the Constituent Corporations or otherwise to take any and all such actions.

2.7      Merger Consideration
         --------------------

     (a) As used herein, the term "Merger Consideration" per share of Republic Common Stock shall mean the consideration described in (i) or (ii) below, as elected as provided in Section 2.8 by each Republic shareholder, and subject to adjustment as provided in paragraph (b) of this Section 2.7:

          (i) .81 (the "Exchange Ratio") shares of BB&T Common Stock (to the nearest ten thousandth of a share) to be exchanged for each share of Republic Common Stock subject to this election and owned by the shareholder as of the Effective Time (the "Stock Election"); or

          (ii) $31.79 in cash for each share of Republic Common Stock subject to this election and owned by the shareholder as of the Effective Time (the "Cash Election").

Each Republic shareholder shall be permitted to make any combination of the Stock Election and the Cash Election in whole share increments with respect to the shareholder's shares of Republic Common Stock.

     (b) Notwithstanding paragraph (a) preceding, in no event shall the amount of cash payable pursuant to the aggregate of the Cash Elections and pursuant to
Section 2.7(c) (the "Aggregate Cash Amount") exceed the lesser of (i) 55% of the value of the aggregate Merger Consideration (including cash payable pursuant to Section 2.7(c)), determined by valuing shares of BB&T Common Stock at the Closing Value, or (ii) the product of $12.72 multiplied by the number of shares of Republic Common Stock outstanding at the close of business on the Closing Date (the lesser of such amounts being referred to herein as the "Maximum Cash Amount"). In the event that the Aggregate Cash Amount shall exceed the Maximum Cash Amount, the Merger Consideration distributable to each Republic shareholder shall be adjusted by taking the following steps: (1) determine the amount by which the Aggregate Cash Amount exceeds the Maximum Cash Amount; (2) allocate the excess amount in (1) among all Republic shareholders making the Cash Election in the proportion that the amount of cash payable to each Republic shareholder pursuant to the election under Section 2.8 (without giving effect to any reduction pursuant to this Section 2.7(b)) bears to the Aggregate Cash Amount (the amount allocated to each shareholder is referred to herein as the "Shareholder Cash Excess"); (3) determine the number of whole shares of BB&T Common Stock having a value (valued at $39.25 per share) equal to the Shareholder Cash Excess (if the Shareholder Cash Excess is not evenly divisible by $39.25, the number of shares determined by dividing the Shareholder Cash Excess by $39.25 shall be rounded up to the next whole share), and (4) add the number of shares of BB&T Common Stock in (3) to the shares, if any, of BB&T Common Stock that the Republic shareholder will receive pursuant to the Stock Election of such Republic shareholder and reduce the amount of cash subject to the Cash Election of the shareholder by the value (at $39.25 per share) of such number of shares of BB&T Common Stock in (3).

     (c) Cash (without interest) will be payable in exchange for any fractional share of BB&T Common Stock which would otherwise be distributable to a Republic shareholder, as determined following application of (a) and (b) of this Section
2.7. The amount of cash payable with respect to any fractional share of BB&T Common Stock shall be determined by multiplying the fractional part of such share by the Closing Value. The "Closing Value" shall mean the average of the high and low price per share of BB&T Common Stock on the NYSE as reported on NYSEnet.com on the date of the Effective Time (as of 4:00 p.m. eastern time).

2.8      Conversion of Shares; Payment of Merger Consideration
         -----------------------------------------------------

     (a) At the Effective Time, by virtue of the Merger and without any action on the part of Republic or the holders of record of Republic Common Stock, each share of Republic Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into and shall represent the right to receive, upon surrender of the certificate representing such share of Republic Common Stock (as provided in subsection (d) below), the Merger Consideration.

     (b) Each share of BB&T Common Stock issued and outstanding immediately prior to the Effective Time shall continue to be issued and outstanding.

     (c) Until surrendered, each outstanding certificate which prior to the Effective Time represented one or more shares of Republic Common Stock shall be deemed upon the Effective Time for all purposes to represent only the right to receive the Merger Consideration and any declared and unpaid dividends with respect to Republic Common Stock. No interest will be paid or accrued on the Merger Consideration upon the surrender of the certificate or certificates representing shares of Republic Common Stock. With respect to any certificate for Republic Common Stock that has been lost or destroyed, BB&T shall pay the Merger Consideration attributable to such certificate upon receipt of a surety bond or other adequate indemnity as required in accordance with BB&T's standard policy, and evidence reasonably satisfactory to BB&T of ownership of the shares represented thereby. After the Effective Time, Republic's transfer books shall be closed and no transfer of the shares of Republic Common Stock outstanding immediately prior to the Effective Time shall be made on the stock transfer books of the Surviving Corporation.

     (d) Promptly after the Effective Time, BB&T shall cause to be delivered or mailed to each Republic shareholder a form of letter of transmittal and instructions for use in effecting the surrender of the certificates which, immediately prior to the Effective Time, represented any shares of Republic Common Stock. Upon proper surrender of such certificates or other evidence of ownership meeting the requirements of Section 2.8(c), together with such letter of transmittal duly executed and completed in accordance with the instructions thereto, and such other documents as may be reasonably requested, BB&T shall promptly cause the transfer to the persons entitled thereto of the Merger Consideration in the form elected or deemed elected.

     (e) The Surviving Corporation shall pay any dividends or other distributions with a record date prior to the Effective Time that have been declared or made by Republic in respect of shares of Republic Common Stock in accordance with the terms of this Agreement and that remain unpaid at the Effective Time, subject to compliance by Republic with Section 5.9(b). Whenever a dividend or other distribution is declared by BB&T on the BB&T Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares of BB&T Common Stock issuable pursuant to this Agreement, but no dividend or other distribution payable to the holders of record of BB&T Common Stock as of any time subsequent to the Effective Time shall be delivered to the holder of any certificate representing Republic Common Stock until such holder surrenders such certificate for exchange as provided in this Section 2.8. Upon surrender of such certificate, both the Merger Consideration (without interest) and any undelivered dividends payable hereunder

(without interest) shall be delivered and paid with respect to the shares of Republic Common Stock represented by such certificate.

     (f) Subject to the election and allocation procedures set forth in Sections
2.7 and 2.8, each record holder of Republic Common Stock as of the Election Deadline will be entitled to elect the form of Merger Consideration in Section 2.7(a)(i) and (ii). All such elections shall be made on a form provided by BB&T for that purpose ("Form of Election"). BB&T and Republic will mail the Form of Election on or shortly after the date the Proxy Statement/Prospectus is mailed to the shareholders of Republic.

     (g) Any election for the purposes of Sections 2.7 and 2.8 will be effective only if BB&T has received a properly completed and signed Form of Election by the Election Deadline. The "Election Deadline" means 5:00 p.m., Winston-Salem, North Carolina Time, on the date of Republic's shareholders' meeting to vote on this Agreement and the Plan of Merger. A Form of Election may be revoked or changed by the person submitting such Form of Election or any other person to whom the subject shares are subsequently transferred by written notice by such person to BB&T at or prior to the Election Deadline. All Forms of Election will be deemed to be revoked if this Agreement has been terminated in accordance with its terms.

     (h) Any holder of Republic Common Stock as of the Effective Time who does not submit a properly completed and signed Form of Election that is received by BB&T at or prior to the Election Deadline, will be deemed to have made the Stock Election in Section 2.7(a)(i) for all purposes herein. BB&T will have the discretion to disregard immaterial defects in Forms of Election. If BB&T or its designee reasonably determines that any purported Stock Election or Cash Election was not properly made, such purported election will be deemed to be of no force and effect and the holder making such election will be deemed to have made the Stock Election in Section 2.7(a)(i) for all purposes herein.

2.9      Conversion of Stock Options and Stock Appreciation Rights
         ---------------------------------------------------------

     (a) At the Effective Time, each Stock Option and SAR then outstanding (and which by its terms does not lapse on or before the Effective Time), whether or not then exercisable, shall be converted into and become rights with respect to BB&T Common Stock, and BB&T shall assume each Stock Option and SAR in accordance with the terms of the Stock Option Plans, except that from and after the Effective Time (i) BB&T and its Compensation Committee shall be substituted for Republic and the Committee of Republic's Board of Directors with respect to administering the Stock Option Plans, (ii) each Stock Option and SAR assumed by BB&T may be exercised solely for shares of BB&T Common Stock, or in the case of an SAR, a cash payment in respect of the value of shares of BB&T Common Stock,
(iii) the number of shares of BB&T Common Stock subject to each such Stock Option and with respect to each SAR shall be the number of whole shares of BB&T Common Stock (omitting any fractional share) determined by multiplying the number of shares of Republic Common Stock subject to such Stock

Option or SAR immediately prior to the Effective Time by the Exchange Ratio, and
(iv) the per share exercise price under each such Stock Option and SAR shall be adjusted by dividing the per share exercise price under each such Stock Option and SAR by the Exchange Ratio and rounding up to the nearest cent. Notwithstanding the foregoing, BB&T may at its election substitute as of the Effective Time options or stock appreciation rights under the BB&T Corporation 1995 Omnibus Stock Incentive Plan or any other duly adopted comparable plan (in either case, the "BB&T Option Plan") for all or a part of the Stock Options or SARs, subject to the following conditions: (A) the requirements of (iii) and
(iv) above shall be met; (B) such substitution shall not constitute a modification, extension or renewal of any of the Stock Options or SARs and shall be tax neutral to the option holder; and (C) the substituted options or stock appreciation rights shall continue in effect on the same terms and conditions as provided in the Stock Option or SAR agreements and the Stock Option Plans governing each Stock Option and SAR. BB&T shall cause each grant of a converted or substitute option or stock appreciation right to any individual who subsequent to the Merger will be a director or officer of BB&T as construed under Commission Rule 16b-3 (a "Continuing Insider") to be duly approved in accordance with the provisions of Rule 16b-3 such that the receipt thereof shall be exempt from Section 16(b) of the Exchange Act (BB&T and Republic agreeing that, in order to most effectively compensate and retain Continuing Insiders in connection with the Merger, both prior to and after the Effective Time, it is desirable that Continuing Insiders not be subject to a risk of liability under
Section 16(b) of the Exchange Act to the fullest extent permitted by applicable law as a result of any deemed purchase or sale for purposes of Section 16(b) arising in connection with the exchange and/or conversion of shares of Republic Common Stock and Stock Options and SARs in the Merger). Each Stock Option which is an incentive stock option shall be adjusted as required by Section 424 of the Code, and the Regulations promulgated thereunder, so as to continue as an incentive stock option under Section 424(a) of the Code, and so as not to constitute a modification, extension, or renewal of the option within the meaning of Section 424(h) of the Code. BB&T and Republic agree to take all necessary steps to effectuate the foregoing provisions of this Section 2.9. BB&T has reserved and shall continue to reserve adequate shares of BB&T Common Stock for delivery upon exercise of any converted or substitute options. Within fifteen days after the Effective Time, if it has not already done so, BB&T shall file a registration statement on Form S-3 or Form S-8, as the case may be (or any successor or other appropriate forms), with respect to the shares of BB&T Common Stock subject to converted or substitute options and shall maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) for so long as such converted or substitute options remain outstanding. With respect to those individuals, if any, who subsequent to the Merger may be subject to the reporting requirements under Section 16(a) of the Exchange Act, BB&T shall administer the Stock Option Plans assumed pursuant to this Section 2.9 (or the BB&T Option Plan, if applicable) in a manner that complies with Rule 16b-3 promulgated under the Exchange Act to the extent necessary to preserve for such individuals the benefits of Rule 16b-3 to the extent such benefits were available to them prior to the Effective Time. Republic hereby represents that the Stock

Option Plans in their current forms have been administered in compliance with Rule 16b-3 to the extent, if any, required as of the date hereof.

     (b) As soon as practicable following the Effective Time, BB&T shall deliver to the participants receiving converted options or stock appreciation rights
under  the  BB&T  Option  Plan  an   appropriate   notice   setting  forth  such
participant's rights pursuant thereto.

     (c) Eligibility to receive new stock option grants following the Effective Time with respect to BB&T Common Stock shall be determined by BB&T in accordance with its plans and procedures as in effect from time to time, and subject to any contractual obligations.

2.10     Merger of Subsidiaries
         ----------------------

     In the event that BB&T shall request, Republic shall take such actions, and shall cause the Republic Subsidiaries to take such actions, as may be required in order to effect, immediately after the Effective Time, the merger of one or more of the Republic Subsidiaries with and into, in each case, one of the BB&T Subsidiaries; provided, however, that such actions, merger or mergers shall not
(i) impose any significant additional costs on Republic or the Republic Subsidiaries or (ii) impede or materially delay consummation of the Merger.

2.11     Anti-Dilution
         -------------

     In the event BB&T changes the number of shares of BB&T Common Stock issued and outstanding at or prior to the Effective Time as a result of any reclassification, recapitalization, stock split, stock dividend or other similar event, and the record date thereof (in the case of a stock dividend) or the effective date thereof (in the case of a stock split or similar recapitalization for which a record date is not established) shall be at or prior to the Effective Time, the Exchange Ratio shall be proportionately adjusted.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF REPUBLIC

     Except as Disclosed, Republic represents and warrants to BB&T as follows (the representations and warranties herein of Republic are made subject to the applicable standard set forth in Section 6.3(a), and no such representation or warranty shall be deemed to be inaccurate or incomplete unless it is inaccurate or incomplete to the extent that BB&T would be entitled to refuse to consummate the Merger pursuant to Section 7.1(b)(ii) on account of such inaccuracy):

3.1      Capital Structure
         -----------------

     The authorized capital stock of Republic consists of 20,000,000 shares of Republic Common Stock and 100,000 shares of Series A Preferred Stock, $20.00 par value, of Republic ("Republic Preferred Stock"). As of September 30, 2003, Republic had 13,267,294 shares of Republic Common Stock issued and outstanding and no shares of Republic Preferred Stock issued and outstanding. Except for the foregoing and as permitted by Section 5.9(c), no other classes of capital stock of Republic, common or preferred, are authorized, issued or outstanding. All outstanding shares of Republic capital stock have been duly authorized and are validly issued, fully paid and nonassessable. No shares of capital stock have been reserved for any purpose, except for shares of Republic Common Stock reserved in connection with the Stock Option Plans. As of September 30, 2003, Republic had outstanding options to acquire 736,590 shares of Republic Common Stock under the Stock Option Plans or other outstanding agreements and awards. Except as set forth in this Section 3.1, there are no Rights authorized, issued or outstanding with respect to, nor are there any agreements, understandings or commitments with Republic or its Subsidiaries relating to the right of any Republic shareholder to own, to vote or to dispose of, the capital stock of Republic. Holders of Republic Common Stock do not have preemptive rights. As of September 30, 2003, Republic had outstanding SARs under the Stock Option Plans or other outstanding agreements and awards with respect to 11,340 shares of Republic Common Stock which SARs were exercisable solely for a cash payment.

3.2      Organization, Standing and Authority
         ------------------------------------

     Republic is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, with full corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties and assets. Republic is not required to be qualified to do business in any other state of the United States or foreign jurisdiction. Republic is registered as a bank holding company under the Bank Holding Company Act.

3.3      Ownership of Subsidiaries
         -------------------------

     Section 3.3 of the Republic Disclosure Memorandum lists all of the Republic Subsidiaries and, with respect to each, its jurisdiction of organization, jurisdictions in which it is qualified or otherwise licensed to conduct business, the number of shares or ownership interests owned by Republic (directly or indirectly), the percentage ownership interest so owned by Republic and its business activities. The outstanding shares of capital stock or other equity interests of the Republic Subsidiaries are validly issued and outstanding, fully paid and nonassessable, and all such shares are directly or indirectly owned by Republic free and clear of all liens, claims and encumbrances or preemptive rights of any person. No Rights are authorized, issued or outstanding with respect to the capital stock or other equity interests of the Republic Subsidiaries, and there are no agreements, understandings or commitments relating to the right of Republic to own, to vote or to dispose of said interests. None of the shares of capital stock or other equity interests of the Republic Subsidiaries have been issued in violation of the preemptive rights of any person. Section 3.3 of the Republic Disclosure Memorandum also sets forth a list, as of the date hereof, of all investments (including, without limitation, all shares of capital stock or other securities or ownership interests) of Republic or its Subsidiaries in any corporation, partnership, joint venture, or other organization (other than the Republic Subsidiaries and stock or other securities held in a fiduciary capacity owned directly or indirectly by Republic).

3.4      Organization, Standing and Authority of the Subsidiaries
         --------------------------------------------------------

     Each Republic Subsidiary which is a depository institution is a state chartered bank with its deposits insured by the FDIC. Each of the Republic
Subsidiaries is validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Republic Subsidiaries has full power and authority to carry on its business as now conducted, and is duly qualified to do business and in good standing in each jurisdiction in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary.

3.5      Authorized and Effective Agreement
         ----------------------------------

     (a) Republic has all requisite corporate power and authority to enter into and (subject to receipt of all necessary governmental approvals and the receipt of approval of the Republic shareholders of this Agreement and the Plan of Merger) to perform all of its obligations under this Agreement and the Plan of Merger. The execution and delivery of this Agreement and the Articles of Merger, and consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action, except, in the case of this Agreement and the Plan of Merger, the approval of the Republic shareholders pursuant to and to the extent required by applicable law. This Agreement and the Plan of Merger constitute legal, valid and binding obligations of Republic, and each is enforceable against Republic in accordance with its terms, in each such case subject to (i) bankruptcy, fraudulent transfer, insolvency, moratorium, reorganization, conservatorship, receivership, or other similar laws from time to time in effect relating to or affecting the enforcement of the rights of creditors of FDIC-insured institutions or the enforcement of creditors' rights generally; and (ii) general principles of equity (whether applied in a court of law or in equity).

     (b) Neither the execution and delivery of this Agreement or the Articles of Merger, nor consummation of the transactions contemplated hereby or thereby, nor compliance by Republic with any of the provisions hereof or thereof, shall (i) conflict with or result in a breach of any provision of the Articles of Incorporation or Bylaws of Republic or any Republic Subsidiary, (ii) constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of Republic or any Republic

Subsidiary pursuant to, any note, bond, mortgage, indenture, license, permit, contract, agreement or other instrument or obligation, or (iii) subject to receipt of all required governmental approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to Republic or any Republic Subsidiary.

     (c) Other than consents or approvals required from, or notices to, regulatory authorities as provided in Section 5.4(b), no notice to, filing with, or consent of, any public body or authority is necessary for the consummation by Republic of the Merger and the other transactions contemplated in this Agreement.

3.6      Securities Filings; Financial Statements; Statements True;
         NASDAQ Compliance
         ---------------------------------------------------------

     (a) Republic has timely filed all Securities Documents required by the Securities Laws to be filed since December 31, 2000. Republic has Disclosed or made available to BB&T a true and complete copy of each Securities Document filed by Republic with the Commission after December 31, 2000 and prior to the date hereof, which are all of the Securities Documents that Republic was required to file during such period. As of their respective dates of filing, such Securities Documents complied with the Securities Laws as then in effect and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The Financial Statements of Republic were prepared in conformity with GAAP applied on a consistent basis (subject, in the case of unaudited interim statements, to the absence of notes and to normal year-end audit adjustments that are not material in amount or effect) and fairly present or will fairly present, as the case may be, the consolidated financial position and results of operations of Republic and the Republic Subsidiaries as of the dates indicated.

     (c) No statement, certificate, instrument or other writing furnished or to be furnished hereunder by Republic or any Republic Subsidiary to BB&T, taken as a whole, contains or will contain any untrue statement of a material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.7      Minute Books
         ------------

     The minute books of Republic and each of the Republic Subsidiaries contain or will contain at Closing accurate records of all meetings and other corporate actions of their respective shareholders and Boards of Directors (including committees of the Board of Directors), and the signatures contained therein are the true signatures of the persons whose signatures they purport to be.

3.8      Adverse Change
         --------------

     Since December 31, 2002, (a) Republic and the Republic Subsidiaries have not (i) incurred any liability, whether accrued, absolute or contingent, except as disclosed in the most recent Republic Financial Statements, or (ii) except as disclosed in Securities Documents filed prior to the date hereof, entered into any transactions with Affiliates, in each of (i) or (ii) other than in the ordinary course of business consistent with past practices or in connection with this Agreement or the transactions contemplated hereby, and (b) there has not been any event or circumstance which has had or is reasonably likely to have a Material Adverse Effect on Republic.

3.9      Absence of Undisclosed Liabilities
         ----------------------------------

     All liabilities (including without limitation contingent liabilities and any off-balance-sheet loans, financings, liabilities, obligations or indebtedness) of Republic and the Republic Subsidiaries are disclosed in the most recent Financial Statements of Republic or are normally recurring business obligations incurred in the ordinary course of its business since the date of Republic's most recent Financial Statements or in connection with this Agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing, neither Republic nor any Republic Subsidiary has any off-balance sheet obligation or liability of any nature, matured or unmatured, fixed or contingent, to any other person, or a financial interest in any other person, the purpose or effect of which is to improperly defer, postpone, reduce or otherwise avoid inclusion on the balance sheet or income statement of any obligation or liability for which Republic or any Republic Subsidiary is or may become liable.

3.10     Properties
         ----------

     (a) Republic and the Republic Subsidiaries have good and marketable title, free and clear of all liens, encumbrances, charges, defaults or equitable interests, to all of the properties and assets, real and personal, tangible and intangible, reflected on the consolidated balance sheet included in the Financial Statements of Republic as of December 31, 2002 or acquired after such date, except for (i) liens for current taxes not yet due and payable, (ii) pledges to secure deposits and other liens incurred in the ordinary course of banking business, (iii) such imperfections of title, easements and encumbrances, if any, as are not material in character, amount or extent, (iv) dispositions and encumbrances for adequate consideration in the ordinary course of business, or (v) matters otherwise reflected on such consolidated balance sheet or any other Financial Statements of Republic included in Securities Documents of Republic filed prior to the date hereof.

     (b) All leases and licenses pursuant to which Republic or any Republic Subsidiary, as lessee or licensee, leases or licenses rights to real or personal property are valid and enforceable against Republic or such Subsidiary and, as of the date hereof and to the knowledge of Republic, against the other parties thereto, in accordance with their respective terms.

3.11     Environmental Matters
         ---------------------

     (a) Republic and the Republic Subsidiaries are and at all times have been in compliance with all Environmental Laws. Neither Republic nor any Republic Subsidiary has received any communication alleging that Republic or the Republic Subsidiary is not in such compliance, and there are no present circumstances that would prevent or interfere with the continuation of such compliance.

     (b) There are no pending Environmental Claims, neither Republic nor any Republic Subsidiary has received notice of any pending Environmental Claims, and there are no conditions or facts existing which might reasonably be expected to result in legal, administrative, arbitral or other proceedings asserting Environmental Claims or other claims, causes of action or governmental investigations of any nature seeking to impose, or that could result in the imposition of, any liability arising under any Environmental Laws upon (i) Republic or any Republic Subsidiary, (ii) any person or entity whose liability for any Environmental Claim Republic or any Republic Subsidiary has or may have retained or assumed, either contractually or by operation of law, (iii) any real or personal property owned or leased by Republic or any Republic Subsidiary, or any real or personal property which Republic or any Republic Subsidiary has or is judged to have managed or supervised or participated in the management of, or
(iv) any real or personal property in which Republic or any Republic Subsidiary holds a security interest securing a loan recorded on the books of Republic or any Republic Subsidiary. Neither Republic nor any Republic Subsidiary is subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any liability under any Environmental Laws.

     (c) Republic and the Republic Subsidiaries are in compliance with all recommendations contained in any environmental audits, analyses and surveys received by Republic relating to all real and personal property owned or leased by Republic or any Republic Subsidiary and all real and personal property of which Republic or any Republic Subsidiary has or is judged to have managed or supervised or participated in the management of.

     (d) There are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim, or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Laws, against Republic or any Republic Subsidiary or against any person or entity whose liability for any Environmental Claim Republic or any Republic Subsidiary has or may have retained or assumed, either contractually or by operation of law.

3.12     Loans; Allowance for Loan Losses
         --------------------------------

     (a) All of the loans, leases, installment sales contracts and other credit transactions on the books of Republic and the Republic Subsidiaries are valid and properly documented and were made in the ordinary course of business, and the security therefor, if any, is valid and properly perfected. Neither the terms of such loans, leases, installment sales contracts and other credit transactions, nor any of the documentation evidencing such transactions, nor the manner in which such loans, leases, installment sales contracts and other credit transactions have been administered and serviced, nor Republic's procedures and practices of approving or rejecting applications for such transactions, violates any federal, state or local law, rule, regulation or ordinance applicable thereto, including without limitation the TILA, Regulations O and Z of the Federal Reserve Board, the CRA, the Equal Credit Opportunity Act, as amended, and state laws, rules and regulations relating to consumer protection, installment sales and usury.

     (b) The allowances for losses respecting loans, leases, installment sales contracts and other credit transactions reflected on the consolidated balance sheets included in the Financial Statements of Republic are adequate as of their respective dates under the requirements of GAAP and applicable regulatory requirements and guidelines.

3.13     Tax Matters
         -----------

     (a) Republic and the Republic Subsidiaries and each of their predecessors have timely filed (or requests for extensions have been timely filed and any such extensions either are pending or have been granted and have not expired) all federal, state and local (and, if applicable, foreign) tax returns required by applicable law to be filed by them (including, without limitation, estimated tax returns, income tax returns, information returns, and withholding and employment tax returns) and have paid, or have set up a reserve or accrual that is adequate under GAAP for the payment of, all taxes shown as due in respect of the periods covered by such returns. Republic and the Republic Subsidiaries have paid, or set up a reserve or accrual that is adequate under GAAP for payment of, all taxes required to be paid or accrued for the preceding or current fiscal year for which a return is not yet due.

     (b) All federal, state and local (and, if applicable, foreign) tax returns filed by Republic and the Republic Subsidiaries are complete and accurate. No deficiencies for any tax, assessment or governmental charge have been proposed, asserted or assessed (tentatively or otherwise) against Republic or any Republic Subsidiary which have not been settled or paid. There are currently no agreements in effect with respect to Republic or any Republic Subsidiary to extend the period of limitations for the assessment or collection of any tax. No audit examination or deficiency or refund litigation with respect to such returns is pending.

     (c) Deferred taxes of Republic and its Subsidiaries have been provided for in accordance with GAAP consistently applied.

     (d) Neither Republic nor any of the Republic Subsidiaries is a party to any tax allocation or sharing agreement (other than such an agreement exclusively between or among Republic and the Republic Subsidiaries) or has been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was Republic or a Republic subsidiary) or has any liability for taxes of any person (other than Republic and the Republic Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor or by contract or otherwise.

     (e) Each of Republic and the Republic Subsidiaries is in compliance with, and its records contain all information and documents (including properly completed IRS Forms W-9) necessary to comply with, all applicable information reporting and tax withholding requirements under federal, state, and local tax laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Code.

     (f) Neither Republic nor any of the Republic Subsidiaries has made any payments, is obligated to make any payments, or is a party to any contract that could obligate it to make any payments that would be disallowed as a deduction under Section 280G or 162(m) of the Code.

3.14     Employees; Compensation; Benefit Plans
         --------------------------------------

     (a) Compensation. Republic has previously made available information relating to the name, age, position, rate of compensation and any incentive compensation arrangements, bonuses or commissions or fringe or other benefits, whether payable in cash or in kind, of each executive officer of Republic.

     (b) Employee Benefit Plans.

          (i) Republic has Disclosed an accurate and complete list of all Plans, as defined below, contributed to, maintained or sponsored by Republic or any Republic Subsidiary, or to which Republic or any Republic Subsidiary is obligated to contribute for the benefit of current or former employees of Republic or any Republic Subsidiary. For purposes of this Agreement, the term "Plan" shall mean a plan, arrangement, agreement or program described in the foregoing provisions of this Section 3.14(b)(i) that is: (A) a profit-sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, severance, welfare or incentive plan, agreement or arrangement, whether or not funded and whether or not terminated (only if such plan has assets or liabilities), (B) an employment agreement, (C) a personnel policy or fringe benefit plan, policy, program or arrangement providing for benefits or perquisites to current or former employees, officers, directors or agents, whether or not funded, and whether or not terminated (only if such plan has assets or liabilities), including, without limitation, benefits relating to automobiles, clubs, vacation, child care, parenting, sabbatical, sick leave, severance, medical, dental, hospitalization, life insurance and other types of insurance, or (D) any other employee benefit plan as defined in Section 3(3) of ERISA, whether or not funded and whether or not terminated.

          (ii) Neither Republic nor any Republic Subsidiary contributes to, has an obligation to contribute to or otherwise has any liability or potential liability with respect to (A) any multiemployer plan as defined in Section 3(37) of ERISA, (B) any plan of the type described in Sections 4063 and 4064 of ERISA or in Section 413 of the Code (and regulations promulgated thereunder), or (C) any plan which provides health, life insurance, accident or other "welfare-type" benefits to current or future retirees or former employees or directors, their spouses or dependents, other than in accordance with Section 4980B of the Code or applicable state continuation coverage law.

          (iii) None of the Plans obligates Republic or any Republic Subsidiary to pay separation, severance, termination or similar-type benefits solely as a result of any transaction contemplated by this Agreement or solely as a result of a "change in control," as such term is used in Section 280G of the Code (and regulations promulgated thereunder).

          (iv) Each Plan, and all related trusts, insurance contracts and funds, has been maintained, funded and administered in compliance in all respects with its own terms and in compliance in all respects with all applicable laws and regulations, including but not limited to ERISA and the Code. No actions, suits, claims, complaints, charges, proceedings, hearings, examinations, investigations, audits or demands with respect to the Plans (other than routine claims for benefits) are pending or threatened, and there are no facts which could give rise to or be expected to give rise to any actions, suits, claims, complaints, charges, proceedings, hearings, examinations, investigations, audits or demands. No Plan that is subject to the funding requirements of Section 412 of the Code or Section 302 of ERISA has incurred any "accumulated funding deficiency" as such term is defined in such Sections of ERISA and the Code, whether or not waived, and each Plan has always satisfied the funding standards required under Title I of ERISA and Section 412 of the Code. No liability to the Pension Benefit Guaranty Corporation ("PBGC") (except for routine payment of premiums) has been or is reasonably expected to be incurred with respect to any Plan that is subject to Title IV of ERISA, no reportable event (as such term is defined in Section 4043 of ERISA) for which the PBGC has not waived notice has occurred with respect to any such Plan, and the PBGC has not commenced or threatened the termination of any Plan. None of the assets of Republic or any Republic Subsidiary is the subject of any lien arising under Section 302(f) of ERISA or Section 412(n) of the Code, neither Republic nor any Republic Subsidiary has been required to post any security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code, and there are no facts which could reasonably be expected to give rise to such lien or such posting of security. No event has occurred and no condition exists that would subject Republic or any Republic Subsidiary to any tax under Sections 4971, 4972, 4976, 4977 or 4979 of the Code or to a fine or penalty under Section 502(c) of ERISA.

          (v) Each Plan that is intended to be qualified under Section 401(a) of the Code, and each trust (if any) forming a part thereof, has received a favorable determination letter from the IRS as to the qualification under the Code of such Plan and the tax exempt status of such related trust, and nothing has occurred since the date of such determination letter that could adversely affect the qualification of such Plan or the tax exempt status of such related trust.

          (vi) No underfunded "defined benefit plan" (as such term is defined in Section 3(35) of ERISA) has been, during the five years preceding the Closing Date, transferred out of the controlled group of corporations (within the meaning of Sections 414(b), (c), (m) and (o) of the Code) of which Republic or any Republic Subsidiary is a member or was a member during such five-year period. There does not now exist, nor do any circumstances exist, that would result in, any liability with respect to any employee benefit plan that is maintained, sponsored or contributed to by any entity that is a member of the Republic controlled group of corporations (as defined above) (i) under Title IV of ERISA, (ii) under section 302 of ERISA,  (iii) under  sections  412 and 4971 of the Code,  or
     (iv) as a result of a failure to comply with the continuation coverage requirements of section 601 et seq. of ERISA and section 4980B of the Code, or (v) under any other statute, rule or regulation that would reasonably be expected to be a liability of Republic or a Republic Subsidiary solely as a result of an entity being a member of the Republic controlled group of corporations (as defined above), that would be a liability of Republic or any Republic Subsidiary, other than such liabilities that arise solely out of, or relate solely to, the Plans Disclosed in Section 3.14(b) of the Republic Disclosure Memorandum.

          (vii) As of December 31, 2002, the fair market value of the assets of each Plan that is a tax qualified defined benefit plan equaled or exceeded, and as of the Closing Date will equal or exceed, the present value of all vested and nonvested liabilities thereunder determined in accordance with the actuarial methods, factors and assumptions contained in such Plan's most recent actuarial valuation, which such actuarial methods, factors and assumptions are reasonable as of the date of such actuarial valuation. With respect to each Plan that is subject to the funding requirements of Section 412 of the Code and Section 302 of ERISA, all required contributions for all periods ending prior to or as of the Closing Date (including periods from the first day of the then-current plan year to the Closing Date and including all quarterly contributions required in accordance with Section 412(m) of the Code) shall have been made. With respect to each other Plan, all required payments, premiums, contributions, reimbursements or accruals for all periods ending prior to or as of the Closing Date shall have been made. No tax qualified Plan has any unfunded liabilities.

          (viii) No prohibited transaction (which shall mean any transaction prohibited by Section 406 of ERISA and not exempt under Section 408 of ERISA or Section 4975 of the Code, whether by statutory, class or individual exemption) has occurred with respect to any Plan which would result in the imposition, directly or indirectly, of any excise tax, penalty or other liability under Section 4975 of the Code or Section 409 or 502(i) of ERISA. Neither Republic nor, to the best knowledge of Republic, any Republic Subsidiary, any trustee, administrator or other fiduciary of any Plan, or any agent of any of the foregoing has engaged in any transaction or acted or failed to act in a manner that could subject Republic or any Republic Subsidiary to any liability for breach of fiduciary duty under ERISA.

          (ix) With respect to each Plan, all reports and information required to be filed with any government agency or distributed to Plan participants and their beneficiaries have been duly and timely filed or distributed.

          (x) Republic and each Republic Subsidiary has been and is presently in compliance with all of the requirements of Section 4980B of the Code.

          (xi) Neither Republic nor any Republic Subsidiary has a liability as of December 31, 2002 under any Plan that, to the extent disclosure is required under GAAP, is not reflected on the consolidated balance sheet included in the Financial Statements of Republic as of December 31, 2002, or any Financial Statements of Republic as of a later date that are contained in Securities Documents of Republic filed prior to the date hereof or otherwise Disclosed.

          (xii) Neither the consideration nor implementation of the transactions contemplated under this Agreement will increase (A) Republic's or any Republic Subsidiary's obligation to make contributions or any other payments to fund benefits accrued under the Plans as of the date of this Agreement or (B) the benefits accrued or payable with respect to any participant under the Plans (except to the extent benefits may be deemed increased by accelerated vesting, accelerated allocation of previously unallocated Plan assets or by the conversion of stock options or SARs in accordance with Section 2.9).

          (xiii) With respect to each Plan, Republic has Disclosed or made available to BB&T, true, complete and correct copies of (A) all documents pursuant to which the Plans are maintained, funded and administered, including summary plan descriptions, (B) the three most recent annual reports (Form 5500 series) filed with the IRS (with attachments), (C) the three most recent actuarial reports, if any, (D) the three most recent financial statements, if any, (E) all governmental filings for the last three years, including, without limitation, excise tax returns and reportable events filings, and (F) all governmental rulings, determinations, and opinions (and pending requests for governmental rulings, determinations, and opinions) during the past three years.

          (xiv) Each of the Plans as applied to Republic and any Republic Subsidiary may be amended or terminated at any time by action of Republic's Board of Directors, or such Republic's Subsidiary's Board of Directors, as the case may be, or a committee of such Board of Directors or duly authorized officer, in each case subject to the terms of the Plan and compliance with applicable laws and regulations (and limited, in the case of multiemployer plans, to termination of the participation of Republic or a Republic Subsidiary thereunder).

3.15     Certain Contracts
         -----------------

     (a) Neither Republic nor any Republic Subsidiary is a party to, is bound or affected by, or receives benefits under (i) except for this Agreement, any agreement, arrangement or commitment, written or oral, the default of which has had or would be reasonably likely to have a Material Adverse Effect, whether or not made in the ordinary course of business (other than loans or loan commitments made or certificates or deposits received in the ordinary course of the banking business), outstanding on the date hereof, or any agreement restricting in any material respect its business activities, including, without limitation, agreements or memoranda of understanding with regulatory authorities, (ii) any agreement, indenture or other instrument, written or oral, outstanding on the date hereof, relating to the borrowing of money by Republic or any Republic Subsidiary or the guarantee by Republic or any Republic Subsidiary of any such obligation, which cannot be terminated within less than 30 days after the Closing Date by Republic or any Republic Subsidiary (without payment of any penalty or cost, except with respect to Federal Home Loan Bank or Federal Reserve Bank advances), (iii) any agreement, arrangement or commitment, written or oral, relating to the employment of a consultant, independent contractor or agent, or the employment, election or retention in office of any present or former director or officer, which cannot be terminated within less than 30 days after the Closing Date by Republic or any Republic Subsidiary (without payment of any penalty or cost), or that provides benefits which are contingent, or the application of which is altered, upon the occurrence of a transaction involving Republic of the nature contemplated by this Agreement, or
(iv) any agreement or plan, written or oral, including any stock option plans, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. Each agreement, arrangement, commitment, indenture and plan Disclosed pursuant to this Section 3.15(a) is as of the date hereof valid and binding on Republic or its applicable Subsidiary and, to the knowledge of Republic, against the other parties thereto.

     (b) Neither Republic nor any Republic Subsidiary is in default under any agreement, commitment, arrangement, lease, insurance policy, or other instrument, whether entered into in the ordinary course of business or otherwise and whether written or oral, and there has not occurred any event that, with the lapse of time or giving of notice or both, would constitute such a default.

3.16     Legal Proceedings; Regulatory Approvals
         ---------------------------------------

     There are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best knowledge of Republic, threatened against Republic or any Republic Subsidiary or against any asset, interest, Plan or right of Republic or any Republic Subsidiary, or, to the best knowledge of Republic, against any officer, director or employee of any of them in their capacity as such. There are no actions, suits or proceedings instituted, pending or, to the best knowledge of Republic, threatened against any present or former director or officer of Republic or any Republic Subsidiary that would reasonably be expected to give rise to a claim against Republic or any Republic Subsidiary for indemnification. There are no actual or, to the best knowledge of Republic, threatened actions, suits or proceedings which present a claim to restrain or prohibit the transactions contemplated herein. To the best knowledge of Republic, no fact or condition relating to Republic or any Republic Subsidiary exists (including, without limitation, noncompliance with the CRA or the USA PATRIOT ACT) that would prevent Republic or BB&T from obtaining all of the federal and state regulatory approvals required to consummate the Merger.

3.17     Compliance with Laws; Filings
         -----------------------------

     Each of Republic and each Republic Subsidiary is in compliance with all statutes and regulations (including, but not limited to, the Securities Laws, the CRA, the TILA and rules and regulations promulgated thereunder, and other consumer banking laws), and has obtained and maintained all permits, licenses and registrations necessary to the conduct of its business as presently conducted, and since December 31, 2000 neither Republic nor any Republic Subsidiary has received notification that has not lapsed, been withdrawn or abandoned by any agency or department of federal, state or local government (i) asserting a violation or possible violation of any such statute or regulation,
(ii) threatening to revoke any permit, license, registration, or other government authorization, or (iii) restricting or in any way limiting its operations (other than general regulatory restrictions applicable to similarly situated banks and bank holding companies generally). Neither Republic nor any Republic Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and since December 31, 2000 none of them has received any communication requesting that it enter into any of the foregoing. Since December 31, 2000, Republic and each of the Republic Subsidiaries has filed all reports, registrations, notices and statements, and any amendments thereto, that it was required to file with federal and state regulatory authorities, including, without limitation, the Commission, FDIC, Federal Reserve Board and applicable state regulators. Each such report, registration, notice and statement, and each amendment thereto, complied with applicable legal requirements. Republic is in compliance in all material respects with all applicable listing and corporate governance rules and regulations of the NASDAQ.

3.18     Brokers and Finders
         -------------------

     Neither Republic nor any Republic Subsidiary, nor any of their respective officers, directors or employees, has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with the transactions contemplated herein or in the Plan of Merger, except for an obligation to the Financial Advisor for investment banking services, the nature and extent of which have been Disclosed, and except for fees to accountants and lawyers.

3.19     Repurchase Agreements; Derivatives
         ----------------------------------

     (a) With respect to all agreements currently outstanding pursuant to which Republic or any Republic Subsidiary has purchased securities subject to an agreement to resell, Republic or the Republic Subsidiary has a valid, perfected first lien or security interest in the securities or other collateral securing such agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby. With respect to all agreements currently outstanding pursuant to which Republic or any Republic Subsidiary has sold securities subject to an agreement to repurchase, neither Republic nor the Republic Subsidiary has pledged collateral having a value at the time of entering into such pledge that exceeds the amount of the debt secured thereby. Neither Republic nor any Republic Subsidiary has pledged collateral having a value at the time of entering into such pledge that exceeds the amount required under any interest rate swap or other similar agreement currently outstanding.

     (b) Neither Republic nor any Republic Subsidiary is a party to or has agreed to enter into an exchange-traded or over-the-counter swap, forward, future, option, cap, floor, or collar financial contract, or any other interest rate or foreign currency protection contract not included on its balance sheets in the Financial Statements, which is a financial derivative contract (including various combinations thereof), except for options and forwards entered into in the ordinary course of its mortgage lending business consistent with past practice and current policy.

3.20     Deposit Accounts
         ----------------

     The deposit accounts of the Republic Subsidiaries that are depository institutions are insured by the FDIC to the maximum extent permitted by federal law, and the Republic Subsidiaries have paid all premiums and assessments required to have been paid, and filed all reports required to have been filed, under all rules and regulations applicable to the FDIC.

3.21     Related Party Transactions
         --------------------------

     Republic has Disclosed all existing transactions, investments and loans, including loan guarantees existing as of the date hereof, to which Republic or any Republic Subsidiary is a party with any director, executive officer or 5% shareholder of Republic or any person, corporation, or enterprise controlling, controlled by or under common control with any of the foregoing. All such transactions, investments and loans are on terms no less favorable to Republic than could be obtained from unrelated parties.

3.22     Certain Information
         -------------------

     When the Proxy Statement/Prospectus is mailed, and at the time of the meeting of shareholders of Republic to vote on the Plan of Merger, the Proxy Statement/Prospectus and all amendments or supplements thereto, with respect to all information set forth therein provided by Republic, (i) shall comply with the applicable provisions of the Securities Laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

3.23     Tax and Regulatory Matters
         --------------------------

     Neither Republic nor any Republic Subsidiary has taken or agreed to take any action or knows of any circumstance which would or could reasonably be expected to (i) cause the Merger not to constitute a reorganization under
Section 368 of the Code or (ii) materially impede or delay receipt of any consents of regulatory authorities referred to in Section 5.4(b) or result in failure of the condition in Section 6.3(b).

3.24     State Takeover Laws
         -------------------

     Republic and each Republic Subsidiary have taken all necessary action to exempt the transactions contemplated by this Agreement from any applicable moratorium, fair price, business combination, control share or other anti-takeover laws, and no such law shall be activated or applied as a result of such transactions. Neither the Articles of Incorporation nor the Bylaws of Republic, nor any other document of Republic or to which Republic is a party, contains a provision that requires more than a majority of the shares of Republic Common Stock entitled to vote, or the vote or approval of any other class of capital stock or voting security, to approve the Merger or any other transactions contemplated in this Agreement.

3.25     Labor Relations
         ---------------

     Neither Republic nor any Republic Subsidiary is the subject of any claim or allegation that it has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state law) or seeking to compel it to bargain with any labor organization as to wages or conditions of employment, nor is Republic or any Republic Subsidiary party to any collective bargaining agreement. There is no strike or other labor dispute involving Republic or any Republic Subsidiary, pending or threatened, or to the best knowledge of Republic, is there any activity involving any employees of Republic or any Republic Subsidiary seeking to certify a collective bargaining unit or engaging in any other organization activity.

3.26     Fairness Opinion
         ----------------

     Republic has received from its Financial Advisor an opinion to the effect that, as of the date of such opinion, the Merger Consideration is fair to the shareholders of Republic from a financial point of view.

3.27     No Right to Dissent
         -------------------

     Nothing in the Articles of Incorporation or the Bylaws of Republic or any Republic Subsidiary provides or would provide to any person, including without limitation the holders of Republic Common Stock, upon execution of this
Agreement or the Plan of Merger and consummation of the transactions contemplated hereby and thereby, rights of dissent and appraisal of any kind.

3.28     Shares and Rights
         -----------------

     Between December 31, 2002 and the date hereof, Republic has not: (1) issued, granted or authorized any Rights or effected any recapitalization, reclassification, stock dividend, stock split or like change in capitalization; or (2) issued any shares of its capital stock (including treasury shares), except pursuant to the Stock Option Plans with respect to Stock Options outstanding on December 31, 2002.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES
                                    OF BB&T

     BB&T represents and warrants to Republic as follows (the representations and warranties herein of BB&T are made subject to the applicable standard set forth in Section 6.2(a), and no such representation or warranty shall be deemed to be inaccurate unless it is inaccurate to the extent that Republic would be entitled to refuse to consummate the Merger pursuant to Section 7.1(b)(ii) on account of such inaccuracy):

4.1      Capital Structure of BB&T
         -------------------------

     The authorized capital stock of BB&T consists of (i) 5,000,000 shares of preferred stock, par value $5.00 per share, of which 2,000,000 shares have been designated as Series B Junior Participating Preferred Stock and the remainder are undesignated, and none of which shares are issued and outstanding, and (ii) 1,000,000,000 shares of BB&T Common Stock of which 548,886,598 shares were issued and outstanding as of

September 30, 2003. All outstanding shares of BB&T Common Stock, and all shares thereof to be issued as Merger Consideration, have been duly authorized and are or shall be (when issued) validly issued, fully paid and nonassessable. The shares of BB&T Common Stock reserved as provided in Section 5.3 are free of any Rights and have not been reserved for any other purpose, and such shares are available for issuance as provided pursuant to the Plan of Merger. Holders of BB&T Common Stock do not have preemptive rights.

4.2      Organization, Standing and Authority of BB&T
         --------------------------------------------

     BB&T is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, with full corporate power and authority to carry on its business as now conducted and to own, lease and operate its assets, and is duly qualified to do business in the states of the United States where its ownership or leasing of property or the conduct of its business requires such qualification. BB&T is registered as a financial holding company under the Bank Holding Company Act.

4.3      Authorized and Effective Agreement
         ----------------------------------

     (a) BB&T has all requisite corporate power and authority to enter into and (subject to receipt of all necessary government approvals) perform all of its obligations under this Agreement. The execution and delivery of this Agreement and the Articles of Merger and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of BB&T. This Agreement and the Plan of Merger attached hereto constitute legal, valid and binding obligations of BB&T, and each is enforceable against BB&T in accordance with its terms, in each case subject to (i) bankruptcy, insolvency, moratorium, reorganization, conservatorship, receivership or other similar laws in effect from time to time relating to or affecting the enforcement of the rights of creditors; and (ii) general principles of equity.

     (b) Neither the execution and delivery of this Agreement or the Articles of Merger, nor consummation of the transactions contemplated hereby or thereby, nor compliance by BB&T with any of the provisions hereof or thereof shall (i) conflict with or result in a breach of any provision of the Articles of Incorporation or bylaws of BB&T or any BB&T Subsidiary, (ii) constitute or result in a breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon any property or asset of BB&T or any BB&T Subsidiary pursuant to, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation, or (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to BB&T or any BB&T Subsidiary.

     (c) Other than consents or approvals required from, or notices to, regulatory authorities as provided in Section 5.4(b), no notice to, filing with, or consent of, any public body or authority is necessary for the consummation by BB&T of the Merger and the other transactions contemplated in this Agreement.

4.4      Organization, Standing and Authority of BB&T Subsidiaries
         ---------------------------------------------------------

     Each of the BB&T Subsidiaries is duly organized, validly existing and in good standing under applicable laws. BB&T owns, directly or indirectly, all of the issued and outstanding shares of capital stock of each of the BB&T Subsidiaries. Each of the BB&T Subsidiaries (i) has full power and authority to carry on its business as now conducted and (ii) is duly qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification.

4.5      Securities Documents; Financial Statements
         ------------------------------------------

     (a) BB&T has timely filed all Securities Documents required by the Securities Laws to be filed since December 31, 2000. As of their respective dates of filing, such Securities Documents complied with the Securities Laws as then in effect, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The Financial Statements of BB&T fairly present or will fairly present, as the case may be, the consolidated financial position of BB&T and its Subsidiaries as of the dates indicated and the consolidated statements of income and retained earnings, changes in shareholders' equity and statements of cash flows for the periods then ended (subject in the case of unaudited interim statements, to the absence of notes and to normal year-end audit adjustments that are not material in amount or effect) in conformity with GAAP applied on a consistent basis.

4.6      Certain Information
         -------------------

     When the Proxy Statement/Prospectus is mailed, and at all times subsequent to such mailing up to and including the time of the meeting of shareholders of Republic to vote on the Merger, the Proxy Statement/Prospectus and all amendments or supplements thereto, with respect to all information set forth therein relating to BB&T, (i) shall comply with the applicable provisions of the Securities Laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

4.7      Tax and Regulatory Matters
         --------------------------

     Neither BB&T nor any BB&T Subsidiary has taken or agreed to take any action, or knows of any circumstance, which would or could reasonably be expected to (i) cause he Merger not to constitute a reorganization  under Section 368 of the Code, or
(ii) materially impede or delay receipt of any consents of regulatory authorities referred to in Section 5.4(b) or result in failure of the condition in Section 6.3(b).

4.8      Share Ownership
         ---------------

     As of the date of this Agreement, BB&T does not own (except in a fiduciary capacity) any shares of Republic Common Stock.

4.9      Legal Proceedings; Regulatory Approvals
         ---------------------------------------

     There are no actual or, to the best knowledge of BB&T, threatened actions, suits or proceedings instituted, which present a claim to restrain or prohibit the transactions contemplated herein. To the best knowledge of BB&T, no fact or condition relating to BB&T or any BB&T Subsidiary exists (including, without limitation, noncompliance with the CRA or the USA PATRIOT ACT) that would prevent BB&T or Republic from obtaining all of the federal and state regulatory approvals contemplated herein.

4.10     Adverse Change
         --------------

     Since December 31, 2002, (a) BB&T and the BB&T Subsidiaries have not incurred any liability, whether accrued, absolute or contingent, except as disclosed in the most recent BB&T Financial Statements or not required to be disclosed under GAAP or disclosed in Securities Documents, other than in the ordinary course of business consistent with past practices or in connection with this Agreement or the transactions contemplated hereby; and (b) there has not been any event or circumstance which has had or is reasonably likely to have a Material Adverse Effect on BB&T.

4.11     Compliance with Laws; Filings
         -----------------------------

     Each of BB&T and each BB&T Subsidiary is in compliance with all statutes and regulations (including, but not limited to, the CRA, the TILA and regulations promulgated thereunder, and other consumer banking laws), and has obtained and maintained all permits, licenses and registrations necessary to the conduct of its business as presently conducted, and since December 31, 2000 neither BB&T nor any BB&T Subsidiary has received notification that has not lapsed, been withdrawn or abandoned by any agency or department of federal, state or local government (i) asserting a violation or possible violation of any such statute or regulation, (ii) threatening to revoke any permit, license, registration, or other government authorization, or (iii) restricting or in any way limiting its operations (other than general regulatory restrictions applicable to similarly situated banks and bank holding companies). Neither BB&T nor any BB&T Subsidiary is subject to any regulatory or supervisory cease and desist order, agreement, directive, memorandum of understanding or commitment, and since December 31, 2000 none of them has received any communication requesting that it enter into any of the foregoing. Since December 31, 2002, BB&T and each of the BB&T Subsidiaries has filed all reports, registrations, notices and statements, and any amendments thereto, that it was required to file with federal and state regulatory authorities, including, without limitation, the Commission, FDIC, Federal Reserve Board and applicable state regulators. Each such report, registration, notice and statement, and each amendment thereto, complied with applicable legal requirements.

4.12     Financial Capability
         --------------------

     BB&T has available funds sufficient to pay the aggregate cash portion of the Merger Consideration and all fees and expenses related hereto payable by it and to otherwise consummate the transactions and fulfill its other obligations contemplated hereby.

                                    ARTICLE V
                                    COVENANTS

5.1      Shareholder Meetings
         --------------------

     Republic shall submit this Agreement and the Plan of Merger to its shareholders for approval at a meeting to be held as soon as reasonably practicable following the effectiveness of the Registration Statement. By approving this Agreement and authorizing its execution, the Board of Directors of Republic agrees that it shall, at the time the Proxy Statement/Prospectus is mailed to the shareholders of Republic, recommend that Republic's shareholders vote for such approval; provided that, if a Superior Offer shall be made and the Board of Directors of Republic, after consultation with (and based on the advice of) counsel, determines in good faith that, continuing to recommend this Agreement and the Plan of Merger would more likely than not result in violation of its fiduciary duties under applicable law then the Board of Directors of Republic may submit this Agreement and the Plan of Merger to Republic's shareholders without recommendation (although the resolutions adopting this Agreement and the Plan of Merger as of the date hereof may not be rescinded or amended), in which event the Board of Directors of Republic shall communicate the basis for its lack of a recommendation to the Republic shareholders to the extent required by law; provided that the Board of Directors of Republic may not take any actions under this sentence until after giving BB&T at least five Business Days to respond to such Superior Offer (and after giving BB&T notice of the identity of the offeror and the latest material terms and conditions of the Superior Offer) and if BB&T shall propose any amendment or modification of this Agreement, until after determining that the Superior Offer continues to constitute a Superior Offer. At the time of execution of this Agreement, each member of the Board of Directors of Republic has executed an agreement with BB&T obligating the director to vote all shares over which such director has voting control in favor the Plan of Merger and to not transfer prior to the Effective Time any such shares over which such director has voting control.

5.2      Registration Statement; Proxy Statement/Prospectus
         --------------------------------------------------

     As promptly as practicable after the date hereof, BB&T shall prepare and file the Registration Statement with the Commission. Republic will furnish to BB&T the information required to be included in the Registration Statement with respect to its business and affairs before it is filed with the Commission and again before any amendments are filed, and Republic shall have the right to review and consult with BB&T on the form of, and any characterizations of such information included in, the Registration Statement prior to the filing with the Commission. Such Registration Statement, at the time it becomes effective and on the Effective Time, shall in all material respects conform to the requirements of the Securities Act and the applicable rules and regulations of the Commission. The Registration Statement shall include the form of Proxy Statement/Prospectus. BB&T and Republic shall use all reasonable efforts to cause the Proxy Statement/Prospectus to be approved by the Commission for mailing to the Republic shareholders, and such Proxy Statement/Prospectus shall, on the date of mailing, conform in all material respects to the requirements of the Securities Laws and the applicable rules and regulations of the Commission thereunder. Republic shall cause the Proxy Statement/Prospectus to be mailed to its respective shareholders in accordance with all applicable notice requirements under the Securities Laws, the FBCA, and the rules and regulations of NASDAQ.

5.3      Plan of Merger; Reservation of Shares
         -------------------------------------

     At the Effective Time, the Merger shall be effected in accordance with the Plan of Merger. In connection therewith, BB&T acknowledges that it (i) has adopted the Plan of Merger and (ii) will pay or cause to be paid when due the Merger Consideration. BB&T has reserved for issuance such number of shares of BB&T Common Stock as shall be necessary to pay the Merger Consideration and agrees not to take any action that would cause the aggregate number of authorized shares of BB&T Common Stock available for issuance hereunder not to be sufficient to effect the Merger. If at any time the aggregate number of shares of BB&T Common Stock reserved for issuance hereunder is not sufficient to effect the Merger, BB&T shall take all appropriate action as may be required to increase the number of shares of BB&T Common Stock reserved for such purpose.

5.4      Additional Acts
         ---------------

     (a) Republic agrees to take such actions requested by BB&T as may be reasonably necessary to modify the structure of, or to substitute parties to (so long as such substitute is BB&T or a wholly owned BB&T Subsidiary) the transactions contemplated hereby, provided that such modifications do not change the Merger Consideration (including the tax treatment thereof) or abrogate the covenants and other agreements contained in this Agreement, including, without limitation, the covenant not to take any action that would substantially delay completion of, or substantially impair the prospects of completing the Merger pursuant to this Agreement and the Plan of Merger.

     (b) As promptly as practicable after the date hereof, BB&T and Republic shall submit all notices and/or applications for prior approval of the transactions contemplated herein to the Federal Reserve Board and any other federal, state or local government agency, department or body to which notice is required or from which approval is required for consummation of the Merger and the other transactions contemplated hereby. In addition, BB&T and Republic shall each promptly furnish all information as may be required by any federal, state or local government agency, department or body properly asserting jurisdiction in order that the requisite approvals for the transactions contemplated hereby may be obtained or to request any applicable waiting periods to expire as promptly as practicable. Republic and BB&T shall, as soon as practicable, take all other action required to obtain as promptly as practicable all necessary permits, consents, approvals, authorizations and agreements of, and to give all notices and reports and make all other filings with, the Federal Reserve Board and any other federal, state or local government agency, department or body to which notice is required or from which approval is required for consummation of the Merger and the other transactions contemplated hereby, and BB&T and Republic shall cooperate with each other with respect thereto. BB&T and Republic shall promptly provide to each other copies of all applications, documents, correspondence or oral (to the extent material) or written comments that each of them or any of their Subsidiaries files with, sends to or receives from the Federal Reserve Board and any other federal, state or local government agency, department or body to which notice is required or from which approval is required for consummation of the Merger and the other transactions contemplated hereby, or the staff or supervisory agents of any of them, relating to this Agreement and the transactions contemplated hereby, including any applications filed for the purpose of obtaining any necessary regulatory consents, approvals or waivers. Republic and BB&T each represents and warrants to the other that all information included (or submitted for inclusion) concerning it, its respective Subsidiaries, and any of its respective directors, officers and shareholders, shall be true, correct and complete in all material respects as of the date presented.

5.5      Best Efforts
         ------------

     Each of BB&T and Republic shall use, and shall cause each of their respective Subsidiaries to use, its best efforts in good faith to (i) furnish such information as may be required in connection with and otherwise cooperate in the preparation and filing of the documents referred to in Sections 5.2 and
5.4 or elsewhere herein, and (ii) take or cause to be taken all action necessary or desirable on its part to fulfill the conditions in Article VI, including, without limitation, executing and delivering, or causing to be executed and delivered, such representations, certificates and other instruments or documents as may be reasonably requested by BB&T's or Republic's legal counsel for such counsel to issue the opinion contemplated by Section 6.1(e), and to consummate the transactions herein contemplated at the earliest possible date. Neither BB&T nor Republic shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially delay or impair the prospects of completing the Merger pursuant to this Agreement and the Plan of Merger.

5.6      Certain Accounting Matters
         --------------------------

     Republic shall cooperate reasonably with BB&T concerning accounting and financial matters necessary or appropriate to facilitate the Merger (taking into account BB&T's policies, practices and procedures), including, without limitation, issues arising in connection with conforming record keeping, loan classification, valuation adjustments and other accounting practices, and conforming Republic's lending, investment or asset/liability management policies; provided, that any action taken pursuant to this Section 5.6 shall not be deemed to constitute or result in the breach of any representation, warranty, covenant or agreement of Republic contained in this Agreement.

5.7      Access to Information
         ---------------------

     Republic and BB&T will each use reasonable best efforts to keep the other advised of all material developments relevant to its business and the businesses of its Subsidiaries, and to consummation of the Merger, and each shall provide to the other, upon request, reasonable details of any such development. Upon reasonable notice, Republic shall afford to representatives of BB&T reasonable access, during normal business hours during the period prior to the Effective Time, to all of the properties, books, contracts, commitments and records of Republic and the Republic Subsidiaries and, during such period, shall make available all information concerning their businesses as may be reasonably requested. No investigation pursuant to this Section 5.7 shall affect or be deemed to modify any representation or warranty made by, or the conditions to the obligations hereunder of, either party hereto. Each party hereto shall, and shall cause each of its directors, officers, attorneys and advisors to, maintain the confidentiality of all information obtained hereunder which is not otherwise publicly disclosed by the other party, said undertakings with respect to confidentiality to survive any termination of this Agreement pursuant to Section
7.1. Notwithstanding anything herein to the contrary, and except as reasonably necessary to comply with applicable securities laws, any party to this Agreement (and any employee, representative or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the U.S. federal income tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions and other tax analyses) that are or have been provided to it relating to such tax treatment or tax structure, provided, however, that this sentence shall not permit any disclosure that otherwise is prohibited by this Agreement until the earlier of (a) the date of public announcement of discussions relating to the Merger, (b) the date of public announcement of the Merger and (c) the date of execution of this Agreement. In the event of the termination of this Agreement, each party shall return to the other party upon request all confidential information previously furnished in connection with the transactions contemplated by this Agreement.

5.8      Press Releases
         --------------

     BB&T and Republic shall agree with each other as to the form and substance of any press release related to this Agreement and the Plan of Merger or the transactions contemplated hereby and thereby, and consult with each other as to the form and substance of other public disclosures related thereto; provided, that nothing contained herein shall prohibit either party, following notification to and, if practicable, consultation with, the other party, from making any disclosure which in the opinion of its counsel is required by law.

5.9      Forbearances of Republic
         ------------------------

     Except with the prior  written  consent of BB&T or as  Disclosed in Section
5.9 of the Republic Disclosure Memorandum, between the date hereof and the Effective Time, Republic shall not, and shall cause each of the Republic Subsidiaries not to:

     (a) carry on its business other than in the usual, regular and ordinary course in substantially the same manner as heretofore conducted, or establish or acquire any new Subsidiary or engage in any new type of activity or expand any existing activities;

     (b) declare, set aside, make or pay any dividend or other distribution in respect of its capital stock other than a dividend on shares of Republic Common Stock payable after the fiscal year ending December 31, 2003 in an amount up to $.30 per share;

     (c) issue any shares of its capital stock (including treasury shares), except pursuant to the Stock Option Plans with respect to the Stock Options outstanding on the date hereof (or that become outstanding after the date hereof other than in violation of this Agreement);

     (d) issue, grant or authorize any Rights or effect any recapitalization, reclassification, stock dividend, stock split or like change in capitalization;

     (e) amend its Articles of Incorporation or Bylaws;

     (f) impose or permit imposition, of any lien, charge or encumbrance on any share of stock held by it in any Republic Subsidiary, or permit any such lien, charge or encumbrance to exist; or waive or release any material right or cancel or compromise any debt or claim, in each case other than in the ordinary course of business;

     (g) merge with any other entity or permit any other entity to merge into it, or consolidate with any other entity; acquire control over any other entity; or liquidate, sell or otherwise dispose of any material assets or acquire any material assets other than in the ordinary course of its business consistent with past practices;

     (h) fail to comply in any material respect with any laws, regulations, ordinances or governmental actions applicable to it and to the conduct of its business;

     (i) increase the rate of compensation of any of its directors, officers or employees (excluding increases in compensation resulting from the exercise of (i) Stock Options, or (ii) the distribution of shares or amounts in connection with other equity based awards, in the case of (i) or (ii) that are outstanding on the date hereof or that become outstanding after the date hereof other than in violation of this Agreement), or pay or agree to pay any bonus to, or provide any new employee benefit or incentive to, any of its directors, officers or employees, except for annual bonuses in respect of 2003 in the ordinary course of business consistent with past practice, increases or payments made in the ordinary course of business consistent with past practice for annual or merit-based increases in base salary to employees, including executive officers, or pursuant to plans or arrangements in effect on the date hereof;

     (j) enter into or substantially modify (except as may be required by applicable law or regulation) any pension, retirement, stock option, stock purchase, stock appreciation right, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or other employees; provided, however, that this subparagraph shall not prevent renewal of any of the foregoing consistent with past practice;

     (k) solicit or encourage inquiries or proposals with respect to, furnish any information relating to, or participate in any negotiations or discussions concerning, any acquisition or purchase of all or a substantial portion of the assets of or a substantial equity interest in, or any recapitalization, liquidation or dissolution involving or a business combination or other similar transaction with, Republic or any Republic Subsidiary other than as contemplated by this Agreement; or authorize any officer, director, agent or affiliate of Republic or any Republic Subsidiary to do any of the above; or fail to notify BB&T within forty-eight hours of any such inquiries or proposals are received, any such information is requested or required, or any such negotiations or discussions are sought to be initiated; provided, that this Section 5.9(k) shall not apply to furnishing information to or participating in negotiations or discussions with any Person that has made, or that the Republic Board of Directors determines in good faith is reasonably likely to make, a Superior Offer, if the Republic Board of Directors determines in good faith, after consultation with outside legal counsel, that it should take such actions in light of its fiduciary duty to Republic's shareholders;

     (l) enter into (i) any material agreement, arrangement or commitment not made in the ordinary course of business, (ii) any material agreement, indenture or other instrument not made in the ordinary course of business relating to the borrowing of money by Republic or a Republic Subsidiary or guarantee by Republic or a Republic Subsidiary of any obligation, (iii) any agreement, arrangement or commitment relating to the employment or severance of a consultant or the employment, severance, election or retention in office of any present or former director, officer or employee (this clause shall not apply to the election of directors by shareholders or the reappointment of officers in the normal course) except with respect to the termination of an employee other than an executive officer in the ordinary course of business consistent with past practice, or (iv) any contract, agreement or understanding with a labor union, or (v) any agreement, arrangement or commitment which, if outstanding on the date hereof, would violate Section 3.15;

     (m) change its lending, investment or asset liability management policies in any material respect, except as may be required by applicable law, regulation, or directives, and except that after approval of the Agreement and the Plan of Merger by its shareholders and after receipt of the requisite regulatory approvals for the transactions contemplated by this Agreement and the Plan of Merger, Republic shall cooperate in good faith with BB&T as provided in
Section 5.6;

     (n) change its methods of accounting in effect at December 31, 2002 except as required by changes in GAAP or regulatory accounting principles as reasonably concurred in by BB&T, which concurrence shall not be unreasonably withheld, or change in any material respect its methods of reporting income and deductions for federal income tax purposes from those employed in the preparation of its federal income tax returns for the year ended December 31, 2002, except as required by changes in law or regulation;

     (o) incur any commitments for capital expenditures or obligation to make capital expenditures in excess of $50,000, for any one expenditure, or $250,000, in the aggregate;

     (p) incur any indebtedness other than deposits from customers, advances from the Federal Home Loan Bank or Federal Reserve Bank and reverse repurchase arrangements in the ordinary course of business;

     (q) take any action which would or could reasonably be expected to (i) result in any inaccuracy of a representation or warranty herein which would allow for a termination of this Agreement pursuant to 7.1(b)(ii), or (ii) cause any of the conditions precedent to the transactions contemplated by this Agreement to fail to be satisfied;

     (r) dispose of any material assets other than in the ordinary course of business; or

     (s) agree to do any of the foregoing.

5.10     Employment Agreements
         ---------------------

     Concurrently with the execution hereof, Branch Banking and Trust Company, a North Carolina banking corporation and a wholly owned Subsidiary of BB&T ("Branch Bank") and William R. Klich have entered into an Employment Agreement in the form set forth in Annex B hereto, which Agreement shall be effective only upon the Closing. Branch Bank shall offer to enter into an Employment Agreement with J. Kenneth Coppedge substantially in the form set forth in Annex C hereto, which Agreement shall be effective only upon the Closing. As of the Effective Time, Branch Bank (or another BB&T Affiliate) shall offer to enter into an Employment Agreement with the eleven persons designated on Schedule 5.10 substantially in the form of Annex D hereto.

5.11     Affiliates
         ----------

     Republic shall use its best efforts to cause all persons who are Affiliates of Republic to deliver to BB&T promptly following execution of this Agreement a written agreement in the form attached as Exhibit 5.11 providing that such person will not dispose of BB&T Common Stock received in the Merger, except in compliance with the Securities Act and the rules and regulations promulgated thereunder, and in any event shall use its best efforts to cause such affiliates to deliver to BB&T such written agreement prior to the Closing Date.

5.12     Section 401(k) Plan; Other Employee Benefits
         --------------------------------------------

     (a) Effective on the Benefit Plan Determination Date with respect to the 401(k) plan of Republic (the "Republic 401(k) Plan"), BB&T shall cause such plan to be merged with the 401(k) plan maintained by BB&T and the BB&T Subsidiaries or to be frozen, in each case as determined by BB&T and subject to the receipt of all applicable regulatory or governmental approvals. Each employee of Republic or any Republic Subsidiary at the Effective Time (i) who is a
participant in the Republic 401(k) Plan, (ii) who becomes an employee immediately following the Effective Time of BB&T or of any subsidiary of BB&T (collectively with BB&T an "Employer Entity"), and (iii) who continues in the employment of an Employer Entity until the Benefit Plan Determination Date for the Republic 401(k) Plan, shall be eligible to participate in BB&T's 401(k) plan as of the Benefit Plan Determination Date. Until the Benefit Plan Determination Date, BB&T shall continue in effect for the benefit of participating employees (including those Transferred Employees who become eligible to participate in the Republic 401(k) Plan after the Effective Time but prior to the Benefit Plan Determination Date) the Republic 401(k) Plan and any related supplemental or excess benefit defined contribution plans, without amendment except as may be required by applicable law. Any employee of Republic or any Republic Subsidiary, who is not a participant in the Republic 401(k) Plan as of the Benefit Plan Determination Date, shall be eligible to be a participant in the BB&T 401(k) plan upon complying with the eligibility requirements after taking into account the service crediting provisions set forth below. All rights to participate in BB&T's 401(k) plan are subject to BB&T's right to amend or terminate the plan. For purposes of administering BB&T's 401(k) plan and any related supplemental or excess benefit plan of BB&T, service with Republic and the Republic Subsidiaries (or any predecessor entities to the extent such service was recognized by Republic) shall be deemed to be service with BB&T or any other Employer Entity for purposes of participation, vesting and benefit accruals. Each employee of Republic or a Republic

Subsidiary at the Effective Time who becomes an employee immediately following the Effective Time of an Employer Entity is referred to herein as a "Transferred Employee."

     (b) Each Transferred Employee shall be eligible to participate in group hospitalization, medical, dental, life, disability and other welfare benefit plans and programs available to similarly situated employees of the Employer Entity, subject to the terms of such plans and programs, as of the Benefit Plan Determination Date for each such plan or program, conditional upon the Transferred Employee's being employed by an Employer Entity as of such Benefit Plan Determination Date and subject to complying with the eligibility requirements of the respective plans and programs after taking into account the service crediting and other provisions set forth below. Following the Effective Time, BB&T shall or shall cause the applicable Employer Entity to continue each welfare benefit plan or program of Republic or the Republic Subsidiaries in effect for the benefit of the Transferred Employees without amendment except as may be required by applicable law, so long as the Transferred Employees remain eligible to participate and until they shall become eligible to become participants in the corresponding plan or program maintained by the Employer Entity (and, with respect to any such plan or program, subject to complying with the eligibility requirements after taking into account the service crediting and other provisions set forth below and subject to the right of the Employer Entity to terminate such plan or program). Retirees of Republic or a Republic Subsidiary and Transferred Employees, who are either participants in or eligible to participate in the Republic retiree medical benefits plan, shall automatically become participants in or eligible to participate in (as applicable to each such individual) the BB&T retiree medical benefits plan as of the retiree medical Benefit Plan Determination Date, and BB&T shall continue the Republic retiree medical benefits plan in effect without amendment except as may be required by applicable law until such Benefit Plan Determination Date. For purposes of administering the welfare plans and programs subject to this Section 5.12(b), service with Republic or any Republic Subsidiary (or any predecessor entities to the extent such service was recognized by Republic) shall be deemed to be service with BB&T or another Employer Entity for the purpose of determining eligibility to participate, vesting (if applicable), benefit accruals (solely for purposes of vacation and seniority entitlements), commencement of benefits and benefit subsidies (including without limitation for retiree medical benefit subsidies) in such welfare plans and programs. From and after the Effective Time (or the Benefit Plan Determination Date, as applicable), BB&T shall or shall cause another Employer Entity to (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any group health plans of an Employer Entity to be waived with respect to the Transferred Employees and the retirees of Republic and the Republic Subsidiaries who are participants in or eligible to participate in the Republic retiree medical benefits plan and (ii) give each Transferred Employee and the retirees of Republic and the Republic Subsidiaries who are participants in or eligible to participate in the Republic retiree medical benefits plan (when retired) credit for the plan year in which the Effective Time (or the Benefit Plan Determination Date, as applicable) occurs towards applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Time (or the Benefit Plan Determination Date, as applicable). The provisions of this

Section 5.12(b) shall apply equally to the eligible dependents of a Transferred Employee and of a retiree of Republic and the Republic Subsidiaries.

     (c) Except to the extent of commitments herein or other contractual commitments, if any, specifically made or assumed hereunder or otherwise by BB&T, neither BB&T nor any Employer Entity shall have any obligation arising from the Merger to continue any Transferred Employees in its employ or in any specific job or to provide to any Transferred Employee any specified level of compensation or any incentive payments, benefits or perquisites. Each Transferred Employee who is terminated by an Employer Entity subsequent to the Effective Time, excluding any employee who has a then existing contract providing for severance in lieu of severance plan benefits, shall be entitled to severance pay in accordance with the general severance policy of BB&T as then in effect, if and to the extent that such Transferred Employee is entitled to severance pay and benefits under the applicable policy. Each Transferred Employee's severance pay and benefits, if any, under the severance policy, shall be determined based on aggregate service of a Transferred Employee with Republic and the Republic Subsidiaries (or any predecessor entities to the extent such service was recognized by Republic) prior to the Effective Time and with BB&T or another Employer Entity on and after the Effective Time, with all service with Republic and the Republic Subsidiaries (or any predecessor entities to the extent such service was recognized by Republic) being deemed to be service with BB&T or another Employer Entity.

     (d) With respect to the defined benefit pension plan of Republic (the "Republic Pension Plan"), BB&T shall cause such plan to be merged with the defined benefit pension plan maintained by BB&T and the BB&T Subsidiaries (the "BB&T Pension Plan"), subject to and conditional upon the receipt of all applicable regulatory or governmental approvals. Each Transferred Employee, who is a participant in the Republic Pension Plan at the Effective Time and who continues in the employment of an Employer Entity until the Benefit Plan Determination Date with respect to the Republic Pension Plan, shall be eligible to participate in the BB&T Pension Plan as of the Benefit Plan Determination Date. Until the Benefit Plan Determination Date, BB&T shall continue in effect for the benefit of participating employees (including those Transferred Employees who become eligible to participate in the Republic Pension Plan after the Effective Time but prior to the Benefit Plan Determination Date) the Republic Pension Plan and any related supplemental or excess defined benefit plans, without amendment except as required by applicable law. Any employee of Republic or a Republic Subsidiary who is not a participant in the Republic Pension Plan as of the Benefit Plan Determination Date shall be eligible to participate in the BB&T Pension Plan upon complying with the eligibility requirements after taking into account the service crediting provisions set forth below. All rights to participate in the BB&T Pension Plan are subject to BB&T's right to amend or terminate the plan. As of the close of business on the date immediately preceding the Benefit Plan Determination Date, BB&T shall determine the accrued benefit under the Republic Pension Plan with respect to participants continuing in the service of an Employer Entity. Such accrued benefit shall be determined by taking into account service and compensation following the Effective Time and preceding the

Benefit Plan Determination Date, and the accrued benefit as so determined shall be the accrued benefit under the BB&T Pension Plan for service prior to the Benefit Plan Determination Date (and shall be added to the benefit accrued under the BB&T Pension Plan for service and compensation beginning with the Benefit Plan Determination Date). For purposes of administering the BB&T Pension Plan, service with Republic and the Republic Subsidiaries (and any predecessor entities to the extent such service was recognized by Republic) shall be deemed to be service with BB&T for participation and vesting purposes, but not for purposes of benefit accrual.

     (e) BB&T agrees to honor all employment agreements, severance agreements, supplemental retirement and deferred compensation agreements and plans that Republic and the Republic Subsidiaries have with or in place with respect to their current and former employees and directors and which have been Disclosed to BB&T pursuant to this Agreement, except to the extent any such agreements shall be superseded or terminated at the Closing or following the Closing Date, to the extent permitted by and in accordance with their terms. Except for the agreements described in the preceding sentence and except as otherwise provided in this Section 5.12, following the Effective Time, (i) the Transferred Employees shall be eligible to participate in such other employee benefit and compensation plans as are provided to similarly situated employees of BB&T and its Subsidiaries and subject to complying with applicable eligibility requirements, (ii) for purposes of administering such other plans, service with Republic or any Republic Subsidiary (or any predecessor entities to the extent such service was recognized by Republic) shall be deemed to be service with BB&T or another Employer Entity for the purpose of determining eligibility to participate and vesting (if applicable), and (iii) the employee benefit plans of Republic may, in the sole discretion of BB&T, be frozen or merged into comparable plans of BB&T, or terminated in the case of non-qualified retirement plans, effective as of such time as BB&T shall determine in its sole discretion, to the extent permitted by and in accordance with their terms.

5.13     Directors' and Officers' Protection
         -----------------------------------

     BB&T or a BB&T Subsidiary shall provide and keep in force for a period of three years after the Effective Time directors' and officers' liability insurance providing coverage to directors and officers of Republic for acts or omissions or alleged acts or omissions occurring prior to the Effective Time. Such insurance shall provide at least the same coverage and amounts as contained in Republic's policy on the date hereof; provided, that in no event shall the annual premium on such policy exceed 175% of the annual premium payments on Republic's policy in effect as of the date hereof (the "Maximum Amount"). If the amount of the premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, BB&T shall use its reasonable best efforts to maintain the most advantageous policies of directors' and officers' liability insurance obtainable for a premium equal to the Maximum Amount. Notwithstanding the foregoing, BB&T further agrees to indemnify from and after the Effective Time all individuals who are or have been officers, directors or employees of Republic or any Republic Subsidiary prior to the Effective Time with respect to any acts or omissions or alleged acts or omissions in such capacities prior to the Effective Time, to the fullest extent permitted by law.

5.14     Forbearances of BB&T
         --------------------

     Except with the prior written consent of Republic, between the date hereof and the Effective Time, neither BB&T nor any BB&T Subsidiary shall take any action which would or might reasonably be expected to (i) result in any inaccuracy of a representation or warranty herein that would allow for termination of this Agreement; (ii) cause any of the conditions precedent to the transactions contemplated by this Agreement to fail to be satisfied; (iii) fail to comply in any material respect with any laws, regulations, ordinances or governmental actions applicable to it and to the conduct of its business; (iv) amend its Articles of Incorporation or bylaws in a manner that would adversely affect the economic benefits of the Merger to the holders of Republic Common Stock; (v) enter into any agreement to acquire all or substantially all of the capital stock or assets of any other person or business unless such transaction would not substantially delay completion of, or substantially impair the prospects of completing, the Merger pursuant to this Agreement and the Plan of Merger; (vi) agree to do any of the foregoing.

5.15     Reports
         -------

     Each of Republic and BB&T shall file (and shall cause the Republic Subsidiaries and the BB&T Subsidiaries, respectively, to file), between the date of this Agreement and the Effective Time, all reports required to be filed by it with the Commission and any other regulatory authorities having jurisdiction over such party, and shall deliver to BB&T or Republic, as the case may be, copies of all such reports promptly after the same are filed.

5.16     Exchange Listing
         ----------------

     BB&T shall use its reasonable best efforts to list, prior to the Effective Time, on the NYSE, subject to official notice of issuance, the shares of BB&T Common Stock to be issued to the holders of Republic Common Stock pursuant to the Merger, and BB&T shall give all notices and make all filings with the NYSE required in connection with the transactions contemplated herein.

5.17     Advisory Board
         --------------

     As of the Effective Time, BB&T shall offer to each of the members of the Board of Directors of Republic (other than William R. Hough) a seat on a BB&T Advisory Board (which Advisory Board may be existing or newly established) serving a BB&T Florida region determined by BB&T. For two years following the Effective Time, the Advisory Board members appointed pursuant to this Section
5.17 who are not employees of BB&T or a BB&T Affiliate or under contract with BB&T or any BB&T Affiliate, and who continue to serve shall receive, as compensation for service on the Advisory Board,

Advisory Board member's fees (annual retainer and attendance fees) equal in amount each year (prorated for any partial year) to the annual retainer and schedule of attendance fees for directors of Republic in effect on the date of this Agreement. Following such two-year period, Advisory Board Members who are entitled to receive Advisory Board Member fees, if they continue to serve in such capacity, shall receive fees in accordance with BB&T's standard schedule of fees for service thereon as in effect from time to time. For two years after the Effective Time, no such Advisory Board member shall be prohibited from serving thereon because he or she shall have attained the maximum age for service thereon (currently age 70). Membership of any person on any Advisory Board shall be conditional upon execution of an agreement providing that such person will not engage in activities competitive with BB&T for two years following the Effective Time or, if longer, the period that he or she is a member of the Advisory Board.

5.18     Board of Directors of Branch Banking and Trust Company
         ------------------------------------------------------

     As of the Effective Time, Branch Bank shall elect William R. Hough and another individual to be selected on or before the Effective Time by mutual agreement of the Chairman of the Republic Board of Directors and the Chief Executive Officer of BB&T, to Branch Bank's Board of Directors, to serve until its next annual meeting (subject to the right of removal for cause) and thereafter so long as he or she is elected and qualifies. For three years after the Effective Time, William R. Hough shall not be prohibited from serving on such Board because he shall have attained the maximum age for service thereon (currently age 70). Any member of such Board of Directors who is not an employee of BB&T or a BB&T Affiliate or under contract with BB&T or a BB&T Affiliate shall be entitled to receive fees for service on the Board in accordance with BB&T's policies as in effect from time to time. Membership of any person on any such Board shall be conditional upon execution of an agreement providing that such person will not engage in activities competitive with BB&T for two years following the Effective Time or, if longer, the period that he or she is a member of such Board.

5.19     Tax Treatment
         -------------

     From the date hereof through the Effective Time, BB&T shall, and shall cause its Affiliates to, and Republic shall, and shall cause its Subsidiaries to, each use their reasonable best efforts to take such action as may be necessary to cause the Merger to qualify as, and to refrain from taking any action which could reasonably be expected to prevent the Merger from qualifying as, as the case may be, a reorganization under the provisions of Section 368(a) of the Code.

                                   ARTICLE VI
                              CONDITIONS PRECEDENT

6.1      Conditions Precedent - BB&T and Republic
         ----------------------------------------

     The respective obligations of BB&T and Republic to effect the transactions contemplated by this Agreement shall be subject to satisfaction or waiver of the following conditions at or prior to the Effective Time:

     (a) All corporate action necessary to authorize the execution, delivery and performance of this Agreement and the Plan of Merger, and consummation of the transactions contemplated hereby and thereby, shall have been duly and validly taken, including, without limitation, the approval of the shareholders of Republic of the Agreement and the Plan of Merger;

     (b) The Registration Statement (including any post-effective amendments thereto) shall be effective under the Securities Act, no proceedings shall be pending or to the knowledge of BB&T threatened by the Commission to suspend the effectiveness of such Registration Statement and the BB&T Common Stock to be issued as contemplated in the Plan of Merger shall have either been registered or be subject to exemption from registration under applicable state securities laws;

     (c) The parties shall have made all regulatory filings, and received all regulatory approvals required in connection with the transactions contemplated by this Agreement and the Plan of Merger, all notice periods and waiting periods with respect to such filings and approvals shall have passed and all such approvals shall be in effect (a "Requisite Regulatory Approval");

     (d) None of BB&T, any of the BB&T Subsidiaries, Republic or any of the Republic Subsidiaries shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits consummation of the transactions contemplated by this Agreement;

     (e) Each of Republic and BB&T shall have received an opinion of its respective legal counsel, in form and substance satisfactory to Republic and BB&T, on the basis of facts, representations and assumptions set forth in such opinions substantially to the effect that the Merger will constitute one or more reorganizations under Section 368 of the Code and that the shareholders of Republic will not recognize any gain or loss, except (i) to the extent of any cash received by such shareholders in exchange for shares of Republic Common Stock and (ii) with respect to cash received in lieu of fractional shares of BB&T Common Stock. In rendering the opinions described in the preceding sentence, such counsel may require and rely upon representations contained in certificates of the officers of Republic and BB&T; and

     (f) The shares of BB&T Common Stock issuable pursuant to the Merger shall have been approved for listing on the NYSE, subject to official notice of issuance.

6.2      Conditions Precedent - Republic
         -------------------------------

     The obligations of Republic to effect the transactions contemplated by this Agreement shall be subject to the satisfaction of the following additional conditions at or prior to the Effective Time, unless waived by Republic pursuant to Section 7.4:

     (a) All representations and warranties of BB&T shall be evaluated as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (or on the date designated in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by Republic. The representations and warranties of BB&T set forth in Sections 4.1, 4.2 (except as relates to qualification), 4.3(a), 4.3(b)(i) and 4.4 (except as relates to qualification) shall be true and correct in all material respects. There shall not exist inaccuracies in the representations and warranties of BB&T set forth in this Agreement such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a Material Adverse Effect on BB&T.

     (b) BB&T shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement.

     (c) BB&T shall have delivered to Republic a certificate, dated the Closing Date and signed by its Chairman or President or an Executive Vice President, to the effect that the conditions set forth in Sections 6.1(a), 6.1(b), 6.1(c), 6.1(d), 6.2(a) and 6.2(b), to the extent applicable to BB&T, have been satisfied and that there are no actions, suits, claims, governmental investigations or procedures instituted, pending or, to the best of such officer's knowledge, threatened against BB&T or any BB&T Subsidiary or against any asset, interest, employee benefit plan, program or trust or right of BB&T or any BB&T Subsidiary, or, to the best knowledge of BB&T, against any officer, director or employee of any of them in their capacity as such, that is reasonably likely to have a Material Adverse Effect on BB&T.

6.3      Conditions Precedent - BB&T
         ---------------------------

     The obligations of BB&T to effect the transactions contemplated by this Agreement shall be subject to satisfaction of the following additional conditions at or prior to the Effective Time, unless waived by BB&T pursuant to
Section 7.4:

     (a) All representations and warranties of Republic shall be evaluated as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (or on the date designated in the case of any representation and warranty which specifically relates to an earlier date), except as otherwise contemplated by this Agreement or consented to in writing by BB&T. The representations and warranties of

Republic set forth in Sections 3.1, 3.2 (except as it relates to qualification), 3.3, 3.4 (except the last sentence thereof), 3.5(a), 3.5(b)(i), 3.23 and 3.24 shall be true and correct in all material respects. There shall not exist inaccuracies in the representations and warranties of Republic set forth in this Agreement such that the effect of such inaccuracies individually or in the aggregate has, or is reasonably likely to have, a Material Adverse Effect on Republic (evaluated without regard to the Merger).

     (b) No regulatory approval required to complete the Merger shall have imposed any condition or requirement which would have a Material Adverse Effect on the ability of BB&T to conduct the business operations of Republic or of BB&T following the Effective Time in substantially the same manner as conducted prior to the Effective Time.

     (c) Republic shall have performed in all material respects all obligations and complied in all material respects with all covenants required by this Agreement.

     (d) Republic shall have delivered to BB&T a certificate, dated the Closing Date and signed by its Chairman or President, to the effect that the conditions set forth in Sections 6.1(a), 6.1(c), 6.1(d), 6.3(a) and 6.3(c), to the extent applicable to Republic, have been satisfied and that there are no actions, suits, claims, governmental investigations or proceedings instituted, pending or, to the best of such officer's knowledge, threatened against Republic or any Republic Subsidiary or against any asset, interest, Plan or right of Republic or any Republic Subsidiary, or, to the best knowledge of Republic, against any officer, director or employee of any of them in their capacity as such, that is reasonably likely to have a Material Adverse Effect on Republic (evaluated without regard to the Merger).

     (e) BB&T shall have received the written agreements from Affiliates as specified in Section 5.11 to the extent necessary, in the reasonable judgment of BB&T, to promote compliance with Rule 145 promulgated by the Commission.

     (f) The Noncompetition Agreement executed by William R. Hough and delivered to BB&T contemporaneously with this Agreement shall be in full force and effect.

                                   ARTICLE VII
                   TERMINATION, DEFAULT, WAIVER AND AMENDMENT

7.1      Termination
         -----------

         This Agreement may be terminated:

     (a) At any time prior to the Effective Time, by the mutual consent in writing of the parties hereto.

     (b) At any time prior to the Effective Time, by either party (i) in the event of a material breach by the other party of any covenant or agreement contained in this Agreement, or (ii) in the event of an inaccuracy of any representation or warranty of the other party contained in this Agreement, which breach or inaccuracy would provide the nonbreaching party the ability to refuse to consummate the Merger under the applicable standard set forth in Section 6.2(a) or (b) in the case of Republic and Section 6.3(a) or (c) in the case of BB&T; and, in the case of (i) or (ii), if such breach or inaccuracy has not been cured by the earlier of thirty days following written notice of such breach to the party committing such breach or the date set forth in paragraph (f) below whichever is earlier.

     (c) At any time prior to the Effective Time, by either party hereto in writing, if any of the conditions precedent to the obligations of such party to consummate the transactions contemplated hereby cannot be satisfied or fulfilled prior to the Closing Date, and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings herein.

     (d) At any time, by either party hereto in writing, if any Requisite Regulatory Approval has been denied, and the time period for appeals and requests for reconsideration has run.

     (e) At any time, by either party hereto in writing, if the shareholders of Republic do not approve the Agreement and the Plan of Merger at the meeting of such shareholders to be held pursuant to Section 5.1.

     (f) At any time following July 31, 2004, by either party hereto in writing, if the Effective Time has not occurred by the close of business on such date, and the party giving the notice is not in material breach of any of its representations, warranties, covenants or undertakings herein.

     (g) At any time prior to the Effective Time, by BB&T in writing, if the Board of Directors of Republic shall have withdrawn its recommendation or refused to recommend to the shareholders of Republic that they vote to approve the Plan of Merger in compliance with Section 5.1, or shall have recommended to the shareholders of Republic approval of an agreement, plan or transaction arising out of or implementing any Republic Acquisition Proposal. As used herein, "Republic Acquisition Proposal" means any proposal or offer to acquire or purchase all or a substantial portion of the assets of or a substantial equity interest in, or to effect any recapitalization, liquidation or dissolution involving or a business combination or other similar transaction with, Republic or any Republic Subsidiary (including, without limitation, a bona fide tender offer or exchange offer to purchase Republic Common Stock) other than with BB&T or a BB&T Subsidiary.

7.2      Effect of Termination
         ---------------------

     In the event this Agreement and the Plan of Merger is terminated pursuant to Section 7.1, both this Agreement and the Plan of Merger shall become void and have no effect, except that (i) the provisions hereof relating to confidentiality, the Termination Fee and expenses set forth in Sections 5.7, 7.6 and 8.1, respectively, shall survive any such termination and (ii) a termination pursuant to Section 7.1(b) shall not relieve the breaching party from liability for a breach of the covenant, agreement, representation or warranty giving rise to such termination.

7.3      Survival of Representations, Warranties and Covenants
         -----------------------------------------------------

     All representations, warranties and covenants in this Agreement or the Plan of Merger or in any instrument delivered pursuant hereto or thereto shall expire on, and be terminated and extinguished at, the Effective Time, other than covenants that by their terms are to be performed after the Effective Time (including Sections 5.13, 5.17 and 5.18); provided that no such representations, warranties or covenants shall be deemed to be terminated or extinguished so as to deprive BB&T or Republic (or any director, officer or controlling person thereof) of any defense at law or in equity which otherwise would be available against the claims of any person, including, without limitation, any shareholder or former shareholder of either BB&T or Republic, the aforesaid representations, warranties and covenants being material inducements to consummation by BB&T and Republic of the transactions contemplated herein.

7.4      Waiver
         ------

     Except with respect to any required regulatory approval, each party hereto, by written instrument signed by an executive officer of such party, may at any time (whether before or after approval of the Agreement and the Plan of Merger by the Republic shareholders) extend the time for the performance of any of the obligations or other acts of the other party hereto and may waive (i) any inaccuracies of the other party in the representations or warranties contained in this Agreement, the Plan of Merger or any document delivered pursuant hereto or thereto, (ii) compliance with any of the covenants, undertakings or agreements of the other party, or satisfaction of any of the conditions precedent to its obligations, contained herein or in the Plan of Merger, or
(iii) the performance by the other party of any of its obligations set out herein or therein; provided that no such extension or waiver, or amendment or supplement pursuant to this Section 7.4, executed after approval by the Republic shareholders of this Agreement and the Plan of Merger, shall reduce either the Merger Consideration, the payment terms for fractional interests or the intended tax treatment of the Merger. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. No evidence of any waiver or modification shall be offered or received in evidence at any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such waiver or modification is in writing, duly executed as aforesaid.

7.5      Amendment or Supplement
         -----------------------

     This Agreement or the Plan of Merger may be amended or supplemented at any time in writing by mutual agreement of BB&T and Republic, subject to the proviso to Section 7.4.

7.6      Termination Fee
         ---------------

     (a) In the event that this Agreement is terminated (and in the case of a termination by BB&T such termination is effected by a writing identifying which of the provisions of Section 7.1 is being invoked):

          (i) by either BB&T or Republic pursuant to Section 7.1(e) and (A) at the time of the meeting of the Republic shareholders referred to in
          Section 5.1 (or at any adjournment thereof) a Republic Acquisition Proposal shall have been publicly disclosed and not withdrawn or (B) prior to such shareholders' meeting, Republic's Board of Directors shall have withdrawn its recommendation or refused to recommend to the shareholders of Republic that they vote to approve the Plan of Merger;

          (ii) by BB&T pursuant to Section 7.1(g);

          (iii) by BB&T pursuant to Section 7.1(b) as a result of a breach by Republic of Section 5.1 or Section 5.9(k)); or

          (iv) by BB&T pursuant to Section 7.1(b) as a result of any knowing, willful or intentional breach of this Agreement on the part of Republic (other than a breach by Republic of Section 5.1 or Section 5.9(k)), and: (1) at the time of such termination Republic shall not be entitled to terminate the Agreement pursuant to Section 7.1(b); and
          (2) (A) a Republic Acquisition Proposal shall have been publicly disclosed at or before the time of such breach; or (B) an overture from a bona fide person or entity shall have been communicated to the Republic Board of Directors at or before the time of such breach to engage in an agreement, plan or transaction to acquire or purchase all or a substantial portion of the assets of or a substantial equity interest in, or to effect any recapitalization, liquidation or dissolution involving, or a business combination or other similar transaction with, Republic or any Republic Subsidiary (including, without limitation, a bona fide tender offer or exchange offer to purchase Republic common stock) other than with BB&T or a BB&T Subsidiary;

and, within fifteen (15) months of such termination, Republic consummates, or enters into a definitive agreement with respect to consummation of, a Republic Acquisition Proposal (an "Alternative Transaction Event"), then Republic shall within two Business Days after the occurrence of such Alternative Transaction Event, pay to BB&T a termination fee equal to $17,000,000 (the "Termination Fee") by wire transfer of immediately available funds. The Termination Fee shall be in addition to any other rights that BB&T may have under this Agreement, and shall be payable without regard to any expenses to be paid pursuant to Section 8.1.

     (b) Republic acknowledges that the agreements contained in Section 7.6(a) are an integral part of the transactions contemplated by this Agreement and that, without these agreements, BB&T would not enter into this Agreement; accordingly, if Republic fails promptly to pay any amount due pursuant to
Section 7.6(a) and, in order to obtain such payment, BB&T commences a suit which results in a judgment against Republic for all or a substantial portion of the payment set forth in Section 7.6(a), Republic shall pay to BB&T its costs and expenses (including reasonable attorneys' fees) in connection with such suit, together with interest on the Termination Fee from the date that payment was required to be made until the date payment is made at the prime rate of Branch Banking and Trust Company in effect on the date payment was required to be made plus two percentage points.

                                  ARTICLE VIII
                                 MISCELLANEOUS

8.1      Expenses
         --------

     Each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated by this Agreement, including, without limitation, fees and expenses of its own financial consultants, accountants and counsel; provided, however, that the filing fees and printing costs incurred in connection with the Registration Statement and the Proxy Statement/Prospectus shall be borne 50% by BB&T and 50% by Republic.

8.2      Entire Agreement
         ----------------

     This Agreement, including the documents and other writings referenced herein or delivered pursuant hereto and the Confidentiality Agreement (the "BB&T/Republic Confidentiality Agreement") between BB&T and Keefe Bruyette & Woods on behalf of Republic dated October 20, 2003, contains the entire agreement between the parties with respect to the transactions contemplated hereunder and thereunder and supersedes all arrangements or understandings with respect thereto, written or oral, entered into on or before the date hereof; provided that the terms of the BB&T/Republic Confidentiality

Agreement shall not be construed to prevent or otherwise restrict the disclosure of information by BB&T and/or Republic in the Proxy Statement/Prospectus, the Registration Statement, other filings with the Commission and other governmental authorities and agencies or other disclosures (including, without limitation, press releases) to the extent required under applicable laws or regulations. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and thereto, and their respective successors, any rights, remedies, obligations or liabilities, except for the rights of directors and officers of Republic to enforce rights in Sections 5.13,
5.17 and 5.18, which shall inure to the benefit of and be enforceable by the persons referred to therein and their respective heirs and representatives.

8.3      No Assignment
         -------------

     Except for a substitution of parties pursuant to Section 5.4(a), none of the parties hereto may assign any of its rights or obligations under this Agreement to any other person, except upon the prior written consent of each other party.

8.4      Notices
         -------

     All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight express courier or by facsimile transmission, addressed or directed as follows:

         If to Republic:

                  William R. Falzone
                  Republic Bancshares, Inc.
                  111 Second Avenue N.E.
                  St. Petersburg, Florida  33701
                  Telephone:        (727) 502-3771
                  Fax:              (727) 502-3902

         With a required copy to:

                  Wachtell, Lipton, Rosen & Katz
                  51 West 52nd Street
                  New York, New York 10019
                  Attn:  Edward D. Herlihy
                  Telephone:        212-403-1000
                  Fax:              212-403-2000

         If to BB&T:

                  Scott E. Reed
                  150 South Stratford Road
                  4th Floor
                  Winston-Salem, North Carolina 27104
                  Telephone:        336-733-3088
                  Fax:              336-733-2296

         With a required copy to:

                  William A. Davis, II
                  Womble Carlyle Sandridge & Rice, PLLC
                  One West Fourth Street
                  Winston-Salem, North Carolina 27101
                  Telephone:        336-721-3624
                  Fax:              336-733-8364

Any  party  may  by  notice   change  the  address  to  which  notice  or  other
communications to it are to be delivered.

8.5      Captions
         --------

     The captions contained in this Agreement are for reference only and are not part of this Agreement.

8.6      Counterparts
         ------------

     This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

8.7      Governing Law
         -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the principles of conflicts of laws, except to the extent federal law may be applicable.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed in counterparts by their duly authorized officers, all as of the day and year first above written.

                                  BB&T CORPORATION

                                  By: /s/ John A. Allison, IV
                                  Name:  John A. Allison, IV
                                  Title: Chairman and Chief Executive Officer


                                  REPUBLIC BANCSHARES, INC.


                                  By:  /s/ William R. Klich
                                  Name:  William R. Klich
                                  Title:  President and Chief Executive Officer